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SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
MEDAREX, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MEDAREX, INC.

Notice of Annual Meeting of Shareholders
To Be Held May 19, 2005

To Our Shareholders:

        The 2005 annual meeting of shareholders of Medarex, Inc. will be held at the Westin Princeton (at Forrestal Village), 201 Village Boulevard, Princeton, NJ 08540, on Thursday, May 19, 2005 at 10:00 a.m. local time. The purpose of the meeting is to vote on the following matters:

  1.
  To elect two (2) Class II directors to hold office until the 2008 annual meeting;

  2.
  To approve our 2005 Equity Incentive Plan;

  3.
  To ratify the selection by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and

  4.
  To transact any other business that may properly come before the meeting.

        These items of business are more fully described in the proxy statement accompanying this notice.

        The record date for the annual meeting is March 22, 2005. Only Medarex, Inc. shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By order of the Board of Directors,

W. BRADFORD MIDDLEKAUFF Senior Vice President, General Counsel and Secretary

Princeton, New Jersey
April 8, 2005

        Whether or not you expect to be personally present at the meeting, please be sure that the enclosed proxy card is properly completed, dated, signed and returned without delay in the enclosed envelope or follow the instructions set forth herein to submit your vote by proxy over the Internet or by telephone to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Any proxy may be revoked at any time before it is exercised by following the instructions set forth on pages 2 and 3 of the accompanying proxy statement. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Equity Compensation Plan Information	40
Equity Compensation Plans Not Approved by Shareholders	40
PROPOSAL 3—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41
Fees of Independent Registered Public Accounting Firm	42
OTHER MATTERS	42
General	42
Householding of Proxy Materials	42
Expenses of Solicitation	43
Annual Report	43
APPENDIX A—Corporate Governance Guidelines	A-1
APPENDIX B—2005 Equity Incentive Plan	B-1

MEDAREX, INC.
707 State Road
Princeton, New Jersey 08540

PROXY STATEMENT

        This proxy statement contains information related to the annual meeting of shareholders of Medarex, Inc. to be held on Thursday, May 19, 2005, beginning at 10:00 a.m. local time at the Westin Princeton (Forrestal Village), 201 Village Boulevard, Princeton, New Jersey, and any postponements or adjournments thereof. This proxy statement is being mailed to shareholders on or about April 8, 2005.

INFORMATION ABOUT THE MEETING

Why am I receiving these materials?

        We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Medarex, Inc. (sometimes referred to as the "Company" or "Medarex") is soliciting your proxy to vote at the 2005 annual meeting of shareholders to be held on Thursday, May 19, 2005. You are invited to attend the annual meeting, and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your vote by proxy over the telephone or on the Internet.

        On or about April 8, 2005, we will begin sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card to all shareholders entitled to vote at the annual meeting.

Who can vote at the annual meeting?

        Only shareholders of record as of the close of business on March 22, 2005, are entitled to vote at the meeting. On such date, there were 110,575,979 shares of our common stock outstanding and entitled to vote.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

  Shareholder of Record: Shares Registered in Your Name

        If, on March 22, 2005, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or follow the instructions below to submit your vote by proxy over the telephone or on the Internet to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If, on March 22, 2005, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and these proxy materials have been forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What matters are to be voted upon at the annual meeting?

        Three (3) proposals are scheduled for a vote:

  •
  Election of two (2) Class II directors;

  •
  Approval of our 2005 Equity Incentive Plan; and

  •
  Ratification of the selection by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

        As of the date of this proxy statement, these three (3) proposals are the only matters which we intend to present at the meeting. We do not know of any other business to be presented at the meeting. If other business is brought before the meeting, the persons named on the enclosed proxy card will vote according to their best judgment.

How do I vote?

        You may either vote "For" all the nominees to the Board of Directors of Medarex (the "Board") or you may withhold authority to vote for any nominee(s) you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

  Shareholder of Record: Shares Registered in Your Name

        If you are a shareholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

  •
  To vote in person, attend the annual meeting, and we will provide you with a ballot when you arrive.

  •
  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

  •
  To vote over the telephone, dial toll-free (866) 894-0537 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 8:00 p.m., Eastern Daylight Time on Wednesday, May 18, 2005, to be counted.

  •
  To vote on the Internet, go to www.continentalstock.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 8:00 p.m., Eastern Daylight Time on Wednesday, May 18, 2005, to be counted.

  Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

        If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete, sign and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other agent. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

        Each share of common stock that you own as of March 22, 2005, entitles you to one vote on each matter voted upon at the annual meeting. On March 22, 2005, there were 110,575,979 shares of our common stock outstanding.

What if I return a proxy card but do not make specific choices?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the election of the two (2) nominees for director, "For" the approval of our 2005 Equity Incentive Plan and "For" the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

        We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

        If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

        Yes. You may change your vote at any time before the proxy is exercised. If you voted by mail, you may revoke your proxy at any time before it is voted by executing and delivering a timely and valid later-dated proxy, by voting by ballot at the meeting or by giving written notice to the Secretary of the Company. If you voted by telephone or the Internet you may also change your vote with a timely and valid later telephone or Internet vote, as the case may be. Attendance at the annual meeting will not have the effect of revoking a proxy unless you give proper written notice of revocation to the Secretary of the Company before the proxy is exercised or you vote by written ballot at the annual meeting.

When are shareholder proposals due for the 2006 annual meeting of shareholders?

        Shareholders interested in submitting a proposal for inclusion in the proxy materials for the 2006 annual meeting of shareholders (the "2006 annual meeting") may do so by following the procedures set forth in Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act"). To be eligible for inclusion in the proxy materials, written shareholder proposals must be received by the Secretary of the Company no later than December 9, 2005.

        If you wish to submit a proposal or director nomination for consideration at the 2006 annual meeting after December 9, 2005 (which proposal or nomination may not necessarily be included in the 2006 proxy materials), you may do so by written notice, in the form specified in Article II of our Amended and Restated By-laws, delivered to or mailed and received at our office in Princeton, New Jersey not less than sixty (60) days (nor more than ninety (90) days) prior to the date of the 2006 annual meeting; provided, however, that in the event that shareholders are given less than seventy (70) days' notice or prior public disclosure of the date of the 2006 annual meeting, you may give written notice of the proposal or nomination not later than the close of business on the tenth (10th) day following the day on which notice of the 2006 annual meeting date was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs. Our Policy Regarding Director Nominations is available at www.medarex.com/Investor/Corporate.htm and describes the procedures for recommending candidates for director.

        Our 2006 annual meeting is currently scheduled for May 18, 2006, and, assuming this date does not change, written notice of a proposal to be presented directly at the 2006 annual meeting must be received by us no later than March 19, 2006. If a proposal is received after that date, then the notice is untimely, and we are not required to present such proposal at the 2006 annual meeting. All proposals should be sent to: Secretary, Medarex, Inc., 707 State Road, Princeton, New Jersey 08540.

What vote is required to approve each proposal?

  Quorum:

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote, i.e., 55,287,991 shares, will constitute a quorum for the annual meeting. If fewer than this number are present at the annual meeting, no business can be conducted other than the adjournment of the meeting. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum.

  Approval of the proposals:

        Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the meeting for approval.

  The effect of broker non-votes:

        Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange, Inc. ("NYSE"), member brokers who hold shares in street name for customers have the authority to vote on certain "routine" items in the event that they have not received instructions from beneficial owners. When a proposal is not a "routine" matter and a brokerage firm has not received voting instructions from the beneficial holder of the shares with respect to that proposal, the brokerage firm cannot vote the shares for that proposal. This is called a "broker non-vote." A broker non-vote may also occur if your broker fails to vote your shares for any reason. The election of directors and the ratification of the Audit Committee's selection of Ernst & Young LLP as our independent registered public accounting firm are considered "routine" matters, so NYSE member brokers who do not receive instructions from their customers are entitled to vote on such proposals. The approval of the 2005 Equity Incentive Plan, however, is not considered a routine matter, so your bank or broker may not vote your shares held in street name on the proposal relating to the 2005 Equity Incentive Plan. Without your voting instructions on this item, a broker non-vote will occur.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes. "Broker non-votes" have no effect and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

How does the Board recommend I vote on the proposals?

        The Board recommends that you vote as follows:

  •
  "FOR" the election of Mr. Michael A. Appelbaum and Dr. Patricia M. Danzon as Class II directors, each to serve as a director until the 2008 annual meeting of shareholders;

  •
  "FOR" the approval of our 2005 Equity Incentive Plan; and

  •
  "FOR" the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

How can I find out the results of the voting at the annual meeting?

        Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company's quarterly report on Form 10-Q for the period ending June 30, 2005.

OWNERSHIP OF COMPANY STOCK

Medarex Stock Owned by Principal Shareholders and Management

        The following table sets forth, as of March 22, 2005, the number of shares and percentage of our common stock held by (i) each person who owns of record or who is known by us to "beneficially own" more than 5% of our common stock, (ii) each of our executive officers, directors and nominees, and (iii) all of our officers and directors as a group.

        "Beneficial ownership" is broadly defined by the Securities and Exchange Commission ("SEC") to mean more than ownership in the usual sense. So, for example, a person "beneficially" owns our common stock not only if he or she holds it directly, but also if he or she indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), has (or shares) the power to vote the stock, or to sell it, or if he or she has the right to acquire it within 60 days.

	Beneficial Ownership(1)
Name and Address of Beneficial Owners†	Number of Shares	Percent of Total
FMR Corp.(2) 82 Devonshire Street Boston, MA 02109	9,863,605	8.9%
Dr. Donald L. Drakeman(3)	2,177,076	2.0%
Dr. Nils Lonberg(4)	690,699	*
Christian S. Schade(5)	548,019	*
Irwin Lerner(6)	440,000	*
W. Bradford Middlekauff(7)	401,218	*
Dr. Frederick B. Craves(8)	352,807	*
Dr. Geoffrey M. Nichol(9)	269,872	*
Dr. Ronald A. Pepin(10)	256,308	*
Charles R. Schaller(11)	221,874	*
Dr. Julius A. Vida(12)	181,970	*
Michael A. Appelbaum(13)	168,164	*
Dr. Ronald J. Saldarini(14)	96,000	*
Dr. Patricia M. Danzon	—	—
All officers, directors and nominees as a group (13 persons)(15)	5,804,007	5.2%

(1)
This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 110,575,979 shares outstanding on March 22, 2005, adjusted as required by rules promulgated by the SEC.

(2)
Includes 874,955 shares issuable upon conversion of our convertible notes. Includes shares held by Fidelity Management & Research Company, Fidelity Management Trust Company and Fidelity International Limited.

(3)
Includes 30,000 shares held by Dr. Donald L. Drakeman's wife, Dr. Lisa N. Drakeman, 278,000 shares issuable pursuant to options held by Dr. Lisa N. Drakeman, 43,072 shares held by Dr. Drakeman's children and 139,554 shares held in three Grantor Retained Annuity Trusts of which Dr. Drakeman is the Trustee. Also includes 1,365,039 shares issuable pursuant to options and 103,522 phantom stock units.

(4)
Includes 591,498 shares issuable pursuant to options. Also includes 31,208 phantom stock units.

(5)
Includes 512,915 shares issuable pursuant to options. Also includes 21,604 phantom stock units.

(6)
Includes 410,000 shares issuable pursuant to options.

(7)
Includes 377,498 shares issuable pursuant to options. Also includes 20,720 phantom stock units.

(8)
Includes 149,600 shares issuable pursuant to options.

(9)
Includes 212,499 shares issuable pursuant to options. Also includes 17,373 phantom stock units.

(10)
Includes 237,082 shares issuable pursuant to options. Also includes 14,726 phantom stock units.

(11)
Includes 172,000 shares issuable pursuant to options.

(12)
Includes 88,000 shares issuable pursuant to options. Also includes 330 shares held by Dr. Vida's wife and 200 shares held by Dr. Vida's son.

(13)
Includes 98,846 shares issuable pursuant to options.

(14)
Includes 96,000 shares issuable pursuant to options.

(15)
Includes 4,310,977 shares issuable pursuant to options and 209,153 phantom stock units.

*
Less than 1%.

†
Unless otherwise indicated, the business address of each beneficial owner is Medarex, Inc., 707 State Road, Princeton, New Jersey 08540.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under the securities laws of the United States, our directors, executive officers and any persons holding ten percent (10%) or more of our common stock are required to report their ownership of our common stock and any changes in that ownership to the SEC. Specific due dates for these reports have been established, and we are required to report in this proxy statement any failure to file by these dates during 2004. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent (10%) beneficial owners were complied with.

PROPOSAL 1—ELECTION OF DIRECTORS

The Board of Directors recommends a vote FOR Proposal 1.

        Our Board of Directors is divided into three classes in a manner providing for staggered three-year terms. The Board is currently comprised of seven (7) members.

        At the annual meeting, the terms of Mr. Michael A. Appelbaum and Dr. Frederick B. Craves are expiring. We have nominated Mr. Appelbaum to serve as a director for a new three-year term ending at the 2008 annual meeting of shareholders and until his successor is elected, or until his death, resignation or removal. Mr. Appelbaum is a current director of the Company who was previously elected by our shareholders. Dr. Craves is retiring from the Board, and the Board is nominating Dr. Patricia M. Danzon to fill the resulting vacancy. Dr. Danzon has been evaluated and recommended for nomination by our Nominating and Corporate Governance Committee.

        Effective March 30, 2004, Dr. Michael W. Fanger resigned as a member of the Board in order to become President and Chief Executive Officer, as well as a member of the board of directors, of one of our wholly owned subsidiaries, Celldex Therapeutics, Inc. ("Celldex"). We are in the process of preparing for a possible initial public offering of a portion of the common stock of Celldex. If the offering proceeds, we anticipate that we will continue to hold approximately 70% of the outstanding shares of common stock of Celldex.

        Directors are elected by a plurality of the votes properly cast in person or by proxy. The two (2) nominees receiving the highest number of affirmative votes will be elected. Unless you properly mark the proxy card accompanying this Proxy Statement to withhold authority to vote for a nominee, your votes will be cast FOR the election of each of the nominees, or FOR one or more substitute nominees recommended by the Board of Directors in the event that one or more of our nominees should become unavailable for election. Each person nominated for election has agreed to serve if elected.

        The following is a brief biography of each nominee for election as a director and the five (5) directors whose terms of office extend beyond the annual meeting.

Nominees for Election as Class II Directors—Terms Expiring at the 2008 Annual Meeting.

        Michael A. Appelbaum (age 59), Mr. Appelbaum has been a Director since April 3, 1991. From July 29, 1991 until October 13, 2000, Mr. Appelbaum was our Executive Vice President, Finance and Administration, Treasurer and Chief Financial Officer. Mr. Appelbaum was our Executive Vice President from October 14, 2000 until his retirement on December 31, 2003. Mr. Appelbaum, who has been employed as a certified public accountant with Ernst & Young LLP, is also an attorney. He is a graduate of Fairleigh Dickinson University and received a J.D. degree from Suffolk University School of Law. Mr. Appelbaum is also a director of Bone Care International, Inc., a publicly traded specialty pharmaceutical company.

        Patricia M. Danzon, Ph.D. (age 58), Dr. Danzon is the Celia Moh Professor, Health Care Systems, Insurance and Risk Management at the Wharton School of the University of Pennsylvania, where she chairs the Health Care Systems Department. She joined Wharton in 1985. Prior to that time, Dr. Danzon held academic and research positions at various institutions including the University of Chicago, Stanford University, and Duke University. Dr. Danzon received a B.A. from Oxford University and holds an M.A. and Ph.D. in Economics from the University of Chicago. Dr. Danzon is a member of the Institute of Medicine, and she also serves on various advisory and editorial boards, including the Journal of Health Economics.

Incumbent Class I Directors—Terms Expiring at the 2006 Annual Meeting.

        Donald L. Drakeman, Ph.D. (age 51), Dr. Drakeman has been our President, Chief Executive Officer and a Director since our inception in 1987. Dr. Drakeman is a graduate of Dartmouth College and received a J.D. degree from Columbia University, where he was a Harlan Fiske Stone scholar, and a Ph.D. in the humanities from Princeton University, where he has served as a member of the faculty. Dr. Drakeman chairs the New Jersey Commission on Science and Technology.

        Ronald J. Saldarini, Ph.D. (age 65), Dr. Saldarini has been a Director since May 23, 2001. Dr. Saldarini was the President of Wyeth Lederle Vaccines and Pediatrics, a division of American Home Products Corporation, from January 1995 until his retirement in June 1999. Dr. Saldarini is currently an associate with Naimark and Associates, a consulting firm which provides services to the healthcare industry, has served on several Institute of Medicine committees of the National Academy of Sciences Institute of Medicine and is a consultant to the Malaria Vaccine Initiative. He was also a member of the National Vaccine Advisory Committee and the National Advisory Commission on Childhood Vaccines. Dr. Saldarini is a graduate of Drew University and received a Ph.D. degree in Biochemistry and Physiology from the University of Kansas.

        Charles R. Schaller (age 69), Mr. Schaller has been a Director since our inception in 1987, and was Chairman of our Board of Directors from our inception until May 18, 1997. Since 1989, Mr. Schaller has been a chemical industry management consultant and, until June 2002, he served as a director of AstroPower, Inc., a publicly traded U.S. manufacturer of photovoltaic products. Mr. Schaller is a graduate of Yale University and is a graduate of the program in management development at Harvard Business School.

Incumbent Class III Directors—Terms Expiring at the 2007 Annual Meeting.

        Irwin Lerner (age 74), Mr. Lerner has been a Director since September 8, 1995. On May 19, 1997, Mr. Lerner became Chairman of our Board of Directors. Mr. Lerner served as Chairman of the Board of Directors and of the Executive Committee of Hoffmann-La Roche Inc., a pharmaceutical and healthcare company, from January 1993 until his retirement in September 1993, and also served as President and Chief Executive Officer of Hoffman-La Roche from 1980 through December 1992. Mr. Lerner served for 12 years on the Board of the Pharmaceutical Manufacturers' Association, where he chaired the Association's FDA Issues Committee. Mr. Lerner received a B.S. and an M.B.A. from Rutgers University. He is currently a Distinguished Executive-in-Residence at Rutgers University

Business School. Mr. Lerner is also a director of Covance, Inc., V.I. Technologies, Inc., Nektar Therapeutics, Inc. and Genmab A/S, all publicly traded healthcare companies.

        Julius A. Vida, Ph.D. (age 76), Dr. Vida has been a Director since February 9, 1994. Since 1993, Dr. Vida has been a self-employed pharmaceutical consultant with VIDA International Pharmaceutical Consultants. From 1975 until his retirement in 1993, Dr. Vida held various positions at Bristol-Myers Squibb Company and its predecessors. From 1991 to 1993, Dr. Vida was Vice President, Business Development, Licensing and Strategic Planning, and from 1985 to 1991, he was Vice President, Licensing. Dr. Vida graduated from Pazmany Peter University, Budapest, Hungary, holds an M.S. and a Ph.D. in Organic Chemistry from Carnegie Institute of Technology, was a Postdoctoral Fellow at Harvard University, and holds an M.B.A. from Columbia University. Dr. Vida is also a director of Orphan Medical, Inc., YM Biosciences, Inc., and Spectrum Pharmaceuticals, Inc., all publicly traded biopharmaceutical companies.

Information Regarding the Board and its Committees

  Board Meetings, Attendance of Directors and Other Matters

        Our Board held nine (9) meetings in 2004. During 2004, each of the directors attended 75% or more of the total meetings of the Board and the respective committees on which he served. As required under The Nasdaq Stock Market ("Nasdaq") listing standards, our independent directors meet in executive sessions at which only independent directors are present after each regularly scheduled Board meeting. The Board has the express authority to hire its own legal, accounting and other advisors. Recognizing that director attendance at our annual meeting can provide shareholders with an opportunity to communicate with directors about issues affecting our business, it is our policy to actively encourage our directors to attend the annual meeting of shareholders. All directors attended our 2004 annual meeting of shareholders.

  Compensation of Directors

        On August 11, 2004, we adopted the following compensation arrangements for Board members:

  •
  an annual option grant of 18,000 shares of common stock for each Board member, other than our Chief Executive Officer;

  •
  an annual option grant of an additional 18,000 shares of common stock for our Chairman of the Board;

  •
  an annual retainer of $25,000 for each Board member, other than our Chief Executive Officer;

  •
  an additional annual retainer of $25,000 for our Chairman of the Board;

  •
  meeting fees of $1,800 for each in-person Board meeting and $1,000 for each telephonic Board meeting;

  •
  meeting fees of $1,000 for each committee meeting;

  •
  an annual retainer of $11,000 for service on the Audit Committee, other than the Chairman of the Audit Committee;

  •
  an annual retainer of $18,000 for the Chairman of the Audit Committee; and

  •
  an annual retainer of $6,000 for service on each of the other (i.e., non-Audit Committee) standing committees of our Board.

        In 2004, the total compensation paid to non-employee directors was approximately $340,000. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with our policy. During 2004, we granted options covering 36,000 shares to the Chairman of the Board and 18,000 shares to each of our directors other than the Chief Executive Officer (in the case of Dr. Craves, to one of his affiliates), at an exercise price per share of $4.885, representing fair market value on the date of grant. During 2004, other than set forth above, no director received any other compensation for services rendered to us as a director.

  Board Committees

        The Board has established the following permanent committees: an Audit Committee, a Compensation and Organization Committee, a Nominating and Corporate Governance Committee and a Conflict of Interest Committee. The following table provides membership information for fiscal 2004 for each of these Board committees:

Director	Audit Committee	Compensation and Organization Committee	Nominating and Corporate Governance Committee	Conflict of Interest Committee
Michael A. Appelbaum
Frederick B. Craves†
Donald L. Drakeman
Michael W. Fanger§§
Irwin Lerner	**	**	*
Ronald J. Saldarini	*		**
Charles R. Schaller	*	*		*
W. Leigh Thompson††
Julius A. Vida		*		**

*
Member

**
Chair

†
Retiring effective as of the date of the 2005 annual meeting (scheduled for May 19, 2005).

§§
Resigned effective March 30, 2004.

††
Retired effective as of May 19, 2004.

        Below is a description of each of these committees of the Board. Each of the committees has authority to engage outside legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board annually reviews the Nasdaq listing standards definition of independence for committee members and has determined that all members of each committee are independent within the meaning of the applicable Nasdaq listing standards.

        Audit Committee.    The Audit Committee of the Board oversees our corporate accounting and financial reporting process and assists the Board in fulfilling its oversight responsibility to the shareholders and others relating to:

  •
  The integrity of our financial statements and the financial reporting process;

  •
  The systems of internal accounting and financial controls;

  •
  The performance of our independent auditors;

  •
  The annual independent audit of our financial statements; and

  •
  The independent auditors' qualifications and independence.

        In connection with this oversight role, the Audit Committee performs several functions, including, among other things:

  •
  Determining and approving the engagement of the independent auditors;

  •
  Evaluating the qualifications, performance and independence of the independent auditors;

  •
  Monitoring the rotation of partners of the independent auditors on our engagement team as required by law;

  •
  Determining whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors;

  •
  Reviewing and approving the retention of the independent auditors to perform any proposed permissible non-audit services;

  •
  Discussing with management and the independent auditors the adequacy and effectiveness of our internal controls over financial reporting;

  •
  Establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints we may receive regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

  •
  Reviewing the financial statements to be included in our Annual Report on Form 10-K; and

  •
  Discussing with management and the independent auditors the results of the annual audit and the results of our quarterly financial statements.

        The Audit Committee operates under a charter, which can be found at www.medarex.com/Investor/Corporate.htm. The Audit Committee held nine (9) meetings in 2004.

        Under its charter, the Audit Committee must have at least three (3) members, all of whom must satisfy the independence requirements of the SEC and Nasdaq applicable to audit committee members as in effect from time to time.

        The Board has determined that Mr. Lerner qualifies as an "audit committee financial expert," as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Lerner's level of knowledge and experience based on a number of factors, including his formal education, experience as a chief executive officer for a major pharmaceutical company and activities with respect to other publicly traded companies.

        Compensation and Organization Committee.    The Compensation and Organization Committee reviews and approves the compensation for our senior management, as well as compensation strategy and compensation policies for the Company as a whole. To implement its responsibilities, the Compensation and Organization Committee:

  •
  Reviews and approves corporate performance goals and objectives relevant to the compensation of our executive officers;

  •
  Reviews and approves the compensation and other terms of employment of our Chief Executive Officer;

  •
  Administers our stock option and purchase plans, stock bonus plans, deferred compensation plans and other similar programs; and

  •
  Reviews and determines the officers, employees and consultants to whom stock options should be granted, the number of options and the option price.

        Under its charter, the Compensation and Organization Committee must have at least three (3) members, all of whom satisfy the independence requirements of the SEC and Nasdaq applicable to compensation committee members as in effect from time to time.

        The Compensation and Organization Committee held three (3) meetings in 2004 and acted sixteen (16) times in connection with option and stock grants to employees and directors. Our Compensation and Organization Committee charter can be found at www.medarex.com/Investor/Corporate.htm.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee (the "Governance Committee") has the full power and authority to, among other things:

  •
  Propose policies on the size and composition of the Board;

  •
  Establish criteria for membership on the Board and on Board committees;

  •
  Identify, evaluate and recommend qualified candidates for service on the Board, including any shareholder recommendations;

  •
  Maintain an orientation program for new directors and a continuing education program for all directors;

  •
  Evaluate, review and consider whether to recommend to the Board the nomination, upon conclusion of their terms, of existing directors for re-election to the Board;

  •
  Evaluate at least annually the size, performance, authority, operations, charter and composition of each standing Board committee and the performance of each committee member and recommend to the Board any changes considered appropriate in the size, authority, operations, charter, or composition of each committee;

  •
  Consider and periodically assess director independence; and

  •
  Review with management and the Board the adequacy of our Standards of Integrity and any other codes of ethics.

        Under its charter, the Governance Committee must have at least two (2) members, both of whom shall meet the independence requirements of the SEC and Nasdaq applicable to nominating and corporate governance committee members from time to time. Our Governance Committee charter can be found at www.medarex.com/Investor/Corporate.htm. The Governance Committee held five (5) meetings in 2004.

        Conflict of Interest Committee.    The Conflict of Interest Committee reviews and approves or disapproves, as the case may be, certain transactions involving conflicts of interest in accordance with the terms of our Conflict of Interest Policy. The Conflict of Interest Committee operates under a charter, which can be found at www.medarex.com/Investor/Corporate.htm. The Conflict of Interest Committee held four (4) meetings in 2004.

Corporate Governance

  Corporate Governance Guidelines

        Our business, property and affairs are managed by or are under the direction of the Board of Directors pursuant to New Jersey law and our certificate of incorporation and by-laws. Members of the Board of Directors are kept informed about our business through discussions with the President and Chief Executive Officer and other key members of management, by reviewing materials provided to them by management and by management's participation in meetings of the Board of Directors and its committees.

        The Board has adopted a set of Corporate Governance Guidelines that address the composition and operation of the Board. A copy of these guidelines is attached to this proxy statement as Appendix A and can be viewed at www.medarex.com/Investor/Corporate.htm.

  Independence of the Board

        As required under Nasdaq listing standards, a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board. The Board periodically consults with our General Counsel as well as our outside legal counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of Nasdaq, as in effect time to time.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board affirmatively has determined that all of our directors are independent directors within the meaning of the applicable nasdaq listing standards, except for Dr. Drakeman, our President and CEO, and Mr. Appelbaum, who was an Executive Vice-President until his retirement in December 2003. The Board has also affirmatively determined, after a similar review, that Dr. Danzon is independent within the meaning of the applicable Nasdaq listing standards.

  Board and Audit Committee Service

        Our Board has a policy that no director shall simultaneously serve on (i) the board of directors of more than six (6) publicly traded companies, including Medarex, or (ii) the audit committees of more than three (3) publicly traded companies, including Medarex. For purposes of this policy, "publicly traded companies" includes companies traded on foreign or U.S. public markets.

  Director Nomination Process

        Our Policy Regarding Director Nominations (available at www.medarex.com/Investor/Corporate.htm) describes the procedures for recommending candidates and provides that candidates for the Board should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. Under its charter, the Governance Committee evaluates all such candidates and makes recommendations to the Board.

        In considering potential candidates, the Governance Committee also considers factors such as whether or not a potential candidate: (1) possesses relevant expertise upon which to be able to offer advice and guidance to management; (2) has sufficient time to devote to our affairs; (3) has demonstrated excellence in his or her field; (4) has the ability to exercise sound business judgment; and (5) has the commitment to rigorously represent the long-term interests of our shareholders. The Governance Committee retains the right to modify these factors from time to time.

        Candidates for director are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of shareholders. In conducting this assessment, the Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate, given our current needs and the current needs of our Board, to maintain a balance of knowledge, experience and capability.

        In the case of an incumbent director whose term of office is set to expire, the Governance Committee reviews such director's overall service during his or her term, including the number of meetings attended, level of participation and quality of performance. In the case of a new director candidate, the Governance Committee also determines whether the nominee is independent for Nasdaq purposes; such determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.

        The Governance Committee will consider director candidates recommended by shareholders in accordance with the procedures set forth in our Policy Regarding Director Nominations available on our website at the address set forth above.

        Candidates recommended by our shareholders shall be evaluated on the same basis as candidates recommended by our directors, officers, third party search firms or other sources. The Governance Committee may also consider whether to support the nomination of any person nominated for election to the Board by a shareholder pursuant to the provisions of our by-laws relating to shareholder nominations. During the past fiscal year, the Governance Committee did not receive a director nominee by a shareholder or a group of shareholders totaling more than 5% of our voting stock and we did not pay a fee to, or engage, any third party search firm or other source to identify and evaluate nominees for directors.

  Shareholder Communications with the Board

        The Governance Committee has adopted a formal process by which shareholders may communicate with the Board or any of our directors. Shareholders and other interested persons may communicate with members of the Board by either (1) sending an e-mail to boardofdirectors@medarex.com or (2) sending written correspondence to: Medarex Board of Directors, c/o Office of the General Counsel, Medarex, Inc., 707 State Road, Princeton, New Jersey 08540. The e-mail or mailing envelope must contain a clear notation indicating that the communication is a "Shareholder/Board Communication." Persons sending such communications are encouraged to identify themselves, so that a response may be provided, if appropriate. In addition, the communication must clearly identify whether or not the author is a shareholder of our company and must clearly state whether the intended recipients are all of the members of the Board or just certain specified individual directors. Further details and the full text of this process can be found at www.medarex.com/Investor/Corporate.htm.

  Standards of Integrity

        We have adopted Standards of Integrity that apply to all of our officers, directors and employees. A copy of our Standards of Integrity is available at www.medarex.com/Investor/Corporate.htm. The Standards of Integrity set forth a written code of ethics and business conduct that all of our officers, directors and employees are required to adhere to in addressing the legal and ethical issues encountered in conducting their work. The Standards of Integrity require that employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest. Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Standards of Integrity. If we make any substantive amendments to the Standards of Integrity or grant any waiver from a provision of the Standards of Integrity to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Report of the Audit Committee

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent we specifically incorporate this Report by reference therein.

        The Audit Committee's responsibilities are set forth in the Audit Committee Charter, which can be found at www.medarex.com/Investor/Corporate.htm. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.

        As part of its oversight of our financial statements, the Audit Committee reviews and discusses with both management and Ernst & Young LLP all annual and quarterly financial statements prior to their issuance. During fiscal year 2004, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Audit Committee. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2004 with management, including a discussion of the quality, not just the acceptability of the accounting principles, the reasonableness of significant estimates and judgments as well as the clarity of the disclosures in the financial statements.

        The Audit Committee reviewed with Ernst & Young LLP, who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees). In addition, the Audit Committee has discussed with Ernst & Young LLP its independence from management and our company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and considered the compatibility of nonaudit services with the auditors' independence.

        During the course of 2004, management completed the documentation, testing and evaluation of our system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and the independent auditors at each regularly scheduled Audit Committee meeting. At the conclusion of the process, management reviewed with the Audit Committee the effectiveness of our internal control over financial reporting. The Audit Committee also reviewed the report of management contained in our Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC, as well as Ernst & Young's Report of Independent Registered Public Accounting Firm included in our Annual Report on Form 10-K for the year ended December 31, 2004 related to its audit of (i) the consolidated financial statements and financial statement schedule, (ii) management's assessment of the effectiveness of internal control over financial reporting, and (iii) the effectiveness of internal control over financial reporting.

        The Audit Committee held nine (9) meetings in 2004. The Audit Committee's meetings include, whenever appropriate, executive sessions with Ernst & Young LLP, without the presence of our management, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality and objectivity of our financial reporting.

        In reliance on the reviews and discussions noted above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the SEC.

                      Audit Committee

                      Irwin Lerner, Chair
                      Ronald J. Saldarini
                      Charles R. Schaller

Executive Compensation

  Executive Officers

        The following table lists our executive officers as of December 31, 2004:

Name	Age	Position
Dr. Donald L. Drakeman	51	President and Chief Executive Officer
Christian S. Schade	44	Senior Vice President, Finance and Administration, and Chief Financial Officer
Dr. Nils Lonberg	49	Senior Vice President and Scientific Director
W. Bradford Middlekauff	43	Senior Vice President, General Counsel and Secretary
Dr. Ronald A. Pepin	49	Senior Vice President, Business Development
Dr. Geoffrey M. Nichol	50	Senior Vice President, Product Development

        Each of our officers is elected to hold office until his successor is chosen or qualified, subject to the right of our Board to remove any officer at any time. Set forth below is certain biographical information concerning our executive officers who are not also directors:

        Christian S. Schade, Mr. Schade is our Senior Vice President, Finance and Administration, and Chief Financial Officer. Mr. Schade joined us in October 2000. Prior to joining us, Mr. Schade was a Managing Director of Merrill Lynch & Co. Mr. Schade was employed by Merrill Lynch from March 1992 until October 2000 and was involved in Merrill Lynch's international capital markets and corporate funding groups. Mr. Schade is a graduate of Princeton University and received an M.B.A. degree from the Wharton School of the University of Pennsylvania.

        Nils Lonberg, Ph.D., Dr. Lonberg is our Senior Vice President and Scientific Director. Dr. Lonberg joined GenPharm International, Inc. in 1990 as a Senior Scientist and was promoted to Director, Molecular Biology in 1994. Mr. Lonberg joined us on October 21, 1997, upon our acquisition of GenPharm. Prior to joining GenPharm, Dr. Lonberg was a Post-Doctoral Fellow at Memorial Sloan-Kettering Cancer Center in New York, New York. He received a Ph.D. in Biochemistry and Molecular Biology from Harvard University.

        W. Bradford Middlekauff, Mr. Middlekauff is our Senior Vice President, General Counsel and Secretary. Mr. Middlekauff joined us in March 2000. Prior to joining us, Mr. Middlekauff was Vice President, Business Development and General Counsel at Algos Pharmaceutical Corporation from August 1998 until February 2000. From September 1993 until July 1998, Mr. Middlekauff was an associate with the law firm of Cooley Godward LLP, where he advised life science companies on business and legal aspects of research and development, corporate partnering and licensing, product commercialization and corporate financing. Mr. Middlekauff is a graduate of Brown University and received a J.D. degree from Yale Law School.

        Ronald A. Pepin, Ph.D., Dr. Pepin is our Senior Vice President, Business Development. Dr. Pepin joined us in August 2000 as Vice President, Business Development. Prior to joining us, Dr. Pepin was Executive Director, External Science and Technology at the Bristol-Myers Squibb Company. Dr. Pepin was employed by Bristol-Myers Squibb from March 1990 until July 2000 and was responsible for the licensing of new technologies and establishing research collaborations. Dr. Pepin is a graduate of Tufts University and received a Ph.D. in Molecular Genetics from Georgetown University.

        Geoffrey M. Nichol, M.D., M.B.A., Dr. Nichol is our Senior Vice President, Product Development. Dr. Nichol joined us in September 2002. Prior to joining us, Dr. Nichol was with SmithKline Beecham

Pharmaceutical (currently GlaxoSmithKline), as a Clinical Research Physician from December 1989 through January 1996. In February 1996, Dr. Nichol joined Novartis Pharmaceuticals as Vice President Pulmonology, Arthritis and HRT in Clinical Research and Development and subsequently led U.S. Medical Affairs and Global Project Management for Novartis. Dr. Nichol received his medical degree from Otago University Medical School in New Zealand and practiced pulmonary/internal medicine in New Zealand, Australia and at the Brompton Hospital and National Heart and Lung Institute in London, England. Dr. Nichol also received an M.B.A. degree from Warwick University in the United Kingdom.

  Report of the Compensation and Organization Committee on Executive Compensation.

        The Report of the Compensation and Organization Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of or under the Exchange Act, except to the extent that we specifically incorporate this Report by reference therein.

        The Compensation and Organization Committee, or the Committee, has furnished the following report on executive compensation for fiscal 2004.

        Compensation Philosophy and Policies.    The goal of our executive compensation philosophy and policy is to enable us to attract and retain key executive personnel and to motivate those executives to help achieve our objectives. We are still in the research and development phase and have not yet achieved profitability; therefore, some of the traditional methods of evaluating executive performance, such as profit levels and return on equity, would be inappropriate at this stage. Accordingly, assessment of each executive's performance is based on attainment of his or her specific personal objectives in light of our overall annual strategic goals. Among other things, the Committee examines three (3) specific areas in formulating the compensation packages of our executive officers. These areas, followed by specific inquiries made by the Committee within such areas, are as follows:

  Our Company's Performance:

  •
  The extent to which our key research, clinical, manufacturing, business development and financial objectives have been met during the preceding fiscal year.

  •
  The development, acquisition and licensing of key technology.

  •
  Our achievement of certain milestones, whether specified in agreements with third party collaborators or determined internally.

  •
  Accessing capital to fund our research, development, operations and other business activities.

  Executive Performance:

  •
  An executive's involvement in and responsibility for the development and implementation of strategic plans and the attainment of our strategic and operating objectives, along with achievement of agreed upon personal objectives.

  •
  The participation, as applicable, by an executive in the relationship between us and the investment community.

  •
  The involvement of an executive in personnel recruitment, retention and management development.

  •
  The responsibility of the executive in developing and working within operating budgets, controlling costs and other aspects of expense management.

  Other Factors:

        The Committee considers the necessity of being competitive with companies in the biotechnology industry, taking into account relative company size, stage of development, performance and geographic location as well as individual responsibilities and performance. In addition, the Committee considers the need to provide reasonable incentives to management based on performance, independent of market conditions that may be beyond their control.

        Each executive officer's compensation package is reviewed annually and is comprised of some or all of the following components: base salary, cash or stock bonuses, restricted stock, deferred stock awards and stock options. In addition to these components, executive officers generally are eligible to participate in employee benefit programs generally available to all of our other employees.

        Base Salary.    In setting the base salary levels for each executive officer, the Committee reviews surveys and other available information on the base salaries of executive officers in comparable positions at other biotechnology companies. Factors considered include, but are not limited to, company size, stage of development of a company's products and geographic location. The Committee also considers the individual experience level and actual performance of each executive officer in light of Medarex's needs and objectives. The salaries of our five highest paid senior executive officers for the past three years are shown in the table on page 21.

        Bonus Awards.    As part of the review and setting of annual compensation, annual cash or stock bonuses tied to the achievement of certain specific personal and corporate objectives and milestones have, to date, been awarded to all of our executive officers. Awards have been, and are expected to continue to be, based on the attainment of annual milestones and accomplishments identified by the Board of Directors and are granted at the discretion of the Committee. In 2004, the business and product development accomplishments of our senior management team, examples of which are set forth in our 2004 Annual Report to Shareholders, were judged to have substantially exceeded their respective goals set by the Committee for the year.

        The Committee believed these accomplishments of 2004 represented a high level of achievement compared to similar companies in the biopharmaceutical industry. We believe the bonuses awarded to our senior executives in 2004 recognize these accomplishments. The annual bonuses awarded to our five highest paid senior executive officers for the past three years are shown in the table on page 21.

        Stock Option Plans.    We have historically made annual grants of stock options to our employees, including our senior executive officers. Each stock option permits the option holder, for a period of ten years, to purchase one share of our stock at an exercise price equal to the stock price on the date of the grant. Stock options have value only to the extent the price of our stock on the date of exercise exceeds the exercise price. Stock options granted in 2004 generally become exercisable beginning one year after the grant date, with 25% becoming vested on such date and vesting continuing in equal monthly installments over the next three years. Stock options are intended as incentive and motivation for our executive officers and other employees, as well as to align the interest of those officers and other employees more closely with those of our shareholders in achieving corporate objectives. All of our executive officers have been granted awards under our stock option plans. The number of stock options granted to our five highest paid senior executive officers in 2004, and the value of these awards, are shown in the table on page 24.

        In addition to incentive stock options, the Committee also has the authority under our stock option plans to grant, at its discretion, non-qualified options as well as other stock-based awards, such as restricted stock, restricted stock units or deferred stock, to certain individuals, including executive officers. All options granted under our stock option plans were granted with exercise prices equal to or greater than the fair market value of our common stock on the date of grant.

        Deferred Compensation Program.    In accordance with the terms of our second deferred compensation program under our 2001 Stock Option Plan, adopted by the Board of Directors in December 2004, each of our executive officers elected to have a portion of their 2004 bonus, which was otherwise payable in cash, converted to restricted stock units representing shares of our common stock. Participants in the program could elect to defer up to 50% of their respective bonuses. The number of restricted stock units awarded upon such conversion was determined by dividing (i) the amount of the bonus to be converted by (ii) the fair market value of our common stock on the grant date. Participants in the deferred compensation program elected to defer receipt of the common stock portion of their bonuses until the earlier of three years from the grant date or the participant's termination of employment. The bonus portion deferred by each of the participants is matched, on a one-for-one basis, by us, with 25% of the match vested as of the grant date. So long as a participant remains employed by us, an additional 25% of our matching contribution vests on each anniversary of the grant date for the next three years. All benefits under the program are distributed in a single payment and will be paid exclusively in the form of shares of our common stock. In March, 2004, we established a similar plan with respect to the bonuses granted to senior executives for the year ended December 31, 2003. Our total matching contribution under the two existing deferred compensation programs under the 2001 Stock Option Plan was approximately $341,000 for the year ended December 31, 2004. The Committee believes the deferred compensation program further aligns the longer-term interests of senior management with those of shareholders.

        Compensation of the Chief Executive Officer.    Effective as of July 1, 2004, Dr. Donald L. Drakeman's annual base salary was increased to $798,000, an increase of approximately 5% from 2003-2004. The Committee determined this increase in Dr. Drakeman's base salary in accordance with the criteria outlined above, its evaluation of Medarex's overall performance, as well as Dr. Drakeman's individual performance. In February 2005, Dr. Drakeman was awarded a cash bonus of $875,000, a 53.5% increase over his bonus for 2003 (of which he elected to defer $437,500 pursuant to the above described deferred compensation program). Dr. Drakeman also received stock option grants totaling 350,000 shares during 2004. The Committee considered this level of pay, annual bonus and option grant appropriate in light of his leadership in Medarex's achievement of strategic milestones over and above the goals established by the Committee for him in the beginning of 2004, including, among other things, those achievements set forth in Medarex's 2004 Annual Report to Shareholders; his actions to ensure that Medarex has a strong capital structure (including the refinancing or conversion of approximately $300 million in convertible debt) and future revenue potential; and his actions in making Medarex an industry leader in integrity and corporate governance.

        Based on its evaluation of Dr. Drakeman's performance, the Committee believes that Dr. Drakeman's compensation level is appropriate and in line with his peers in the industry.

        Deductibility of Compensation Expenses.    Current U.S. tax law has a $1 million annual tax deduction limit on compensation we pay to our Chief Executive Officer and our four other most highly compensated executive officers. The limit does not apply to "performance-based" compensation (as defined under the United States Tax Code and related regulations). Compensation is performance-based if we can pay it only if objective pre-established performance criteria set by the Committee are met. The Committee may use its discretion to set actual compensation below the maximum amount calculated by application of our performance criteria.

        The Committee's general policy is to structure compensation programs that allow us to fully deduct the compensation under the above described one million dollar ($1,000,000) cap rules. The Committee also believes that we need flexibility to meet our incentive, retention and growth objectives, even if we cannot deduct all compensation.

        This report on executive compensation for 2004 is provided by the undersigned members of the Compensation and Organization Committee of the Board of Directors.

Compensation and Organization Committee

Irwin Lerner, Chair
Charles R. Schaller
Dr. Julius A. Vida

  Compensation and Organization Committee Interlocks and Insider Participation

        All members of the Committee are independent directors under the Nasdaq listing standards. No compensation committee interlocks exist between us and any other entity.

  Executive Compensation Tables

        Summary Compensation Table.    The following Summary Compensation Table provides the annual and long-term compensation paid to our chief executive officer, Dr. Donald L. Drakeman, and our four (4) most highly paid executive officers other than Dr. Drakeman for the years ended December 31, 2004, 2003 and 2002.

Long Term Compensation
Annual Compensation
Name and Principal Position						Restricted Stock Awards(2)		Stock Option/ SARs(3)	Long Term Incentive Payouts(3)		All Other Compensation(4)
	Year	Salary		Bonus(1)
Donald L. Drakeman President and Chief Executive Officer	2004 2003 2002	$808,523 723,385 641,538		$437,500 285,000 200,000	(a) (i)	$616,323 366,262 8,093	(A) (A) (A)	350,000 607,000 300,000	$	— — —	$4,100 4,000 4,000
Christian S. Schade Senior Vice President, Finance and Administration, and Chief Financial Officer	2004 2003 2002	468,092 419,077 380,077		242,550 160,000 120,000	(b) (ii)	142,124 93,587 181,763	(B) (B) (B)	185,000 365,000 250,000		— — —	4,100 4,000 4,000
Geoffrey M. Nichol Senior Vice President, Product Development	2004 2003 2002	377,665 334,077 315,000	(5)	195,694 120,000 90,000	(c) (iii)	194,981 144,900 —	(C) (C) (C)	185,000 200,000 200,000		— — —	4,100 4,000 —
Nils Lonberg Senior Vice President and Scientific Director	2004 2003 2002	377,665 334,077 296,154		139,781 80,000 120,000	(d) (iv)	192,218 110,012 8,093	(D) (D) (D)	185,000 225,000 200,000		— — —	4,100 4,000 4,000
W. Bradford Middlekauff Senior Vice President, General Counsel and Secretary	2004 2003 2002	361,708 316,462 278,577		200,813 72,500 88,500	(e) (v)	110,153 93,630 14,610	(E) (E) (E)	185,000 265,000 200,000		— — —	4,100 4,000 4,000

(1)
A portion of each of the named executive officer's cash compensation for each year shown was paid in the first quarter of the year following the year shown and is reported in this table as bonus. In March 2004, a deferred compensation program was established under the Company's 2001 Stock Option Plan allowing executives to defer a portion of their bonuses for 2003 (the "2003 Program"). In December 2004, a second deferred compensation program was established under the Company's 2001 Stock Option Plan allowing executives to defer a portion of their 2004 bonuses (the "2004 Program"). Under both the 2003 Program and the 2004 Program, the deferred portion of an executive's bonus, which was otherwise payable in cash, was converted to restricted stock units that the Company is required to match. Under the terms of each program, 25% of the Company's matching portion vested as of the grant date. So long as the executive remains employed by the Company, an additional 25% vests on each anniversary of the grant date for the next succeeding three years. Each restricted stock unit represents one share of the Company's common stock. All benefits under each deferred compensation program are distributed in a single payment and are payable only in shares of the Company's common stock.

Elections under the 2004 Program were as follows:		Elections under the 2003 Program were as follows:
(a)	elected to defer 50% of his total 2004 bonus or $437,500.	(i)	elected to defer 50% of his total 2003 bonus or $285,000.
(b)	elected to defer 30% of his total 2004 bonus or $103,950.	(ii)	elected to defer 24% of his total 2003 bonus or $50,000.
(c)	elected to defer 30% of his total 2004 bonus or $83,869.	(iii)	elected to defer 25% of his total 2003 bonus or $40,000.
(d)	elected to defer 50% of his total 2004 bonus or $139,781.	(iv)	elected to defer 50% of his total 2003 bonus or $80,000.
(e)	elected to defer 25% of his total 2004 bonus or $66,938.	(v)	elected to defer 50% of his total 2003 bonus or $72,500.
(2)
We have never paid dividends on our common stock and therefore do not anticipate paying dividends on our restricted stock.

(A)
On September 19, 2001, Dr. Drakeman was granted a restricted stock award under our plans of 4,500 shares of common stock, of which the restrictions on 1,500 shares lapsed immediately with an aggregate value of $19,350. On September 19, 2002 the restrictions on an additional 1,500 shares lapsed with an aggregate value of $8,093. On September 19, 2003, the restrictions on the remaining 1,500 shares lapsed with an aggregate value of $10,012. In connection with the 2003 Program, on March 2, 2004, Dr. Drakeman was granted a total of 64,190 shares of restricted stock, of which 32,095 shares represented the fair market value of the deferred portion ($285,000) of Dr. Drakeman's 2003 bonus and are fully vested. As part of this deferred compensation program, the remaining 32,095 units of restricted stock granted to Dr. Drakeman represented a company match and vest as follows: 25% on the grant date and 25% on each of the 1st, 2nd and 3rd anniversary dates. A total of 40,118 shares of restricted stock valued at $356,250 vested on March 2, 2004. On March 2, 2005 the restrictions on an additional 8,024 shares lapsed with an aggregate value of $69,448. The remaining 16,048 shares of restricted stock will vest on March 2, 2006 (8,024 shares) and March 2, 2007 (8,024 shares). The value of the remaining 16,048 restricted shares is $172,997, based on the closing price of our common stock of $10.78 on December 31, 2004. In connection with the 2004 Program, on February 8, 2005, Dr. Drakeman was granted a total of 88,608 shares of restricted stock, of which 44,304 shares represented the fair market value of the deferred portion ($437,500) of Dr. Drakeman's 2004 bonus and are fully vested. As part of this deferred compensation program, the remaining 44,304 shares of restricted stock granted to Dr. Drakeman represented a company match and vest as follows: 25% on the grant date and 25% on each of the 1st, 2nd and 3rd anniversary dates. A total of 55,380 shares of restricted stock valued at $546,878 vested on February 8, 2005. The remaining 33,228 shares of restricted stock will vest on February 8, 2006 (11,076 shares), February 8, 2007 (11,076 shares) and February 8, 2008 (11,076 shares). The value of the remaining 33,228 restricted shares is $358,198, based on the closing price of our common stock of $10.78 on December 31, 2004.

  (B)
  On October 13, 2000, Mr. Schade was granted a restricted stock award under our plans of 9,000 shares of our common stock. The restrictions with respect to 3,000 of these shares lapsed on October 13, 2001 with an aggregate market value of $57,120. The restrictions on an additional 3,000 shares lapsed on October 13, 2002 with an aggregate value of $10,080. The restrictions on the remaining 3,000 shares lapsed on October 13, 2003, with an aggregate value of $17,775. On September 19, 2001, Mr. Schade was granted a restricted stock award under our plans of 4,500 shares of common stock, of which 1,500 shares lapsed immediately with an aggregate value of $19,350. The restrictions on an additional 1,500 shares lapsed on September 19, 2002 with an aggregate value of $8,093. The restrictions on the remaining 1,500 shares of restricted stock lapsed on September 19, 2003 with an aggregate value of $10,012. In connection with the 2003 Program, on March 2, 2004, Mr. Schade was granted a total of 11,262 shares of restricted stock, of which 5,631 shares represented the fair market value of the deferred portion ($50,000) of Mr. Schade's 2003 bonus and are fully vested. As part of this deferred compensation program, the remaining 5,631 shares of restricted stock granted to Mr. Schade represented a company match and vest as follows: 25% on the grant date and 25% on each of the 1st, 2nd and 3rd anniversary dates. A total of 7,038 shares of restricted stock valued at $62,500 vested on March 2, 2004. On March 2, 2005 the restrictions on an additional 1,408 shares lapsed with an aggregate value of $12,186. The remaining 2,816 shares of restricted stock will vest on March 2, 2006 (1,408 shares) and March 2, 2007 (1,408 shares). The value of the remaining 2,816 restricted shares is $30,356, based on the closing price of our common stock of $10.78 on December 31, 2004. In connection with the 2004 Program, on February 8, 2004, Mr. Schade was granted of a total of 21,053 shares of restricted stock, of which 10,527 shares represented the fair market value of the deferred portion ($103,950) of Mr. Schade's 2004 bonus and are fully vested. As part of this deferred compensation program, the remaining 10,526 shares of restricted stock granted to Mr. Schade represented a company match and vest as follows: 25% on the grant date and 25% on each of the 1st, 2nd and 3rd anniversary dates. A total of 13,158 shares of restricted stock valued at $129,935 vested on February 8, 2005. The remaining 7,895 shares of restricted stock will vest on February 8, 2006 (2,631 shares), February 8, 2007 (2,632 shares) and February 8, 2008 (2,632 shares). The value of the remaining 7,895 restricted shares is $85,108, based on the closing price of our common stock of $10.78 on December 31, 2004.

  (C)
  On September 9, 2002, Dr. Nichol was granted a restricted stock award under our plans of 40,000 shares of common stock. The restrictions with respect to 20,000 shares lapsed on May 21, 2003 with an aggregate value of $94,900. The restrictions on an additional 10,000 shares of restricted stock lapsed on May 21, 2004 with an aggregate value of $79,400. The restrictions on the remaining 10,000 shares of restricted stock will lapse on May 21, 2005. The value of these remaining 10,000 restricted shares is $107,800, based upon the fair market value of our common stock of $10.78 per share on December 31, 2004. In connection with the 2003 Program, on March 2, 2004, Dr. Nichol was granted a total of 9,010 shares of restricted stock, of which 4,505 shares represented the fair market value of the deferred portion ($40,000) of Dr. Nichol's 2003 bonus and are fully vested. As part of this deferred compensation program, the remaining 4,505 shares of restricted stock granted to Dr. Nichol represented a company match and vest as follows: 25% on the grant date and 25% on each of the 1st, 2nd and 3rd anniversary dates. A total of 5,631 shares of restricted stock valued at $50,000 vested on March 2, 2004. On March 2, 2005 the restrictions on an additional 1,126 shares lapsed with an aggregate value of $9,746. The remaining 2,253 shares of restricted stock will vest on March 2, 2006 (1,126 shares) and March 2, 2007 (1,127 shares). The value of the remaining 2,253 restricted shares is $24,287, based on the closing price of our common stock of $10.78 on December 31, 2004. In connection with the 2004 Program, on February 8, 2005, Dr. Nichol was granted of a total of 16,986 shares of restricted stock, of which 8,493 shares represented the fair market value of the deferred portion ($83,869) of Dr. Nichol's 2004 bonus and are fully vested. As part of this deferred compensation program, the remaining 8,493 shares of restricted stock granted to Dr. Nichol represented a company match and vest as follows: 25% on the grant date and 25% on each of the 1st, 2nd and 3rd anniversary dates. A total of 10,616 shares of restricted stock valued at $104,833 vested on February 8, 2005. The remaining 6,370 shares of restricted stock will vest on February 8, 2006 (2,123 shares), February 8, 2007 (2,123 shares) and February 8, 2008 (2,124 shares). The value of the remaining 6,370 restricted shares is $68,669, based on the closing price of our common stock of $10.78 on December 31, 2004.

  (D)
  On September 19, 2001, Dr. Lonberg was granted a restricted stock award under our plans of 4,500 shares of common stock, of which the restrictions on the 1,500 shares lapsed immediately with an aggregate value of $19,350. The restrictions on an additional 1,500 shares lapsed on September 19, 2002, with an aggregate value of $8,093. The restrictions on the remaining 1,500 shares of restricted stock lapsed on September 19, 2003 with an aggregate value of $10,012. In connection with the 2003 Program, on March 2, 2004, Dr. Lonberg was granted a total of 18,018 shares of restricted stock, of which 9,009 shares represented the fair market value of the deferred portion ($80,000) of Dr. Lonberg's 2003 bonus and are fully vested. As part of this deferred compensation program, the remaining 4,505 shares of restricted stock granted to Dr. Lonberg represented a company match and vest as follows: 25% on the grant date and 25% on each of the 1st, 2nd and 3rd anniversary dates. A total of 11,261 shares of restricted stock valued at $100,000 vested on March 2, 2004. On March 2, 2005 the restrictions on an additional 2,252 shares lapsed with an aggregate value of $19,491. The remaining 4,505 shares of restricted stock will vest on March 2, 2006 (2,252 shares) and March 2, 2007 (2,253 shares). The value of the remaining 4,505 restricted shares is $48,564, based on the closing price of our common stock of $10.78 on December 31, 2004. In connection with the 2004 Program, on February 8, 2005, Dr. Lonberg was granted of a total of 28,310 shares of restricted stock, of which 14,155 shares represented the fair market value of the deferred portion ($139,781) of Dr. Lonberg's 2004 bonus and are fully vested. As part of this deferred compensation program, the remaining 14,155 shares of restricted stock granted to Dr. Lonberg represented a company match and vest as follows: 25% on the grant date and 25% on each of the 1st, 2nd and 3rd anniversary dates. A total of 17,694 shares of restricted stock valued at $174,728 vested on February 8, 2005. The remaining 10,616 shares of restricted stock will vest on February 8, 2006 (3,539 shares), February 8, 2007 (3,539 shares) and February 8, 2008 (3,538 shares). The value of the remaining 10,616 restricted shares is $114,440, based on the closing price of our common stock of $10.78 on December 31, 2004.

  (E)
  On February 19, 2002, Mr. Middlekauff was granted a restricted stock award under our plans of 3,000 shares of common stock, of which the restrictions on 1,000 shares lapsed immediately with an aggregate value of $14,610. The restrictions on an additional 1,000 shares lapsed on February 19, 2003 with an aggregate value of $3,005 based upon the fair market value of $3.005 per share on that date. The restrictions on the remaining 1,000 shares lapsed on February 19, 2004 with an aggregate value of $8,825. In connection with the 2003 Program, on March 2, 2004, Mr. Middlekauff was granted of a total of 16,328 shares of restricted stock, of which 8,164 shares represented the fair market value of the deferred portion ($72,500) of Mr. Middlekauff's 2003 bonus and are fully vested. As part of this deferred compensation program, the remaining 8,164 shares of restricted stock granted to Mr. Middlekauff represented a company match and vest as follows: 25% on the grant date and 25% on each of the 1st, 2nd and 3rd anniversary dates. A total of 10,206 shares of restricted stock valued at $90,625 vested on March 2, 2004. On March 2, 2005 the restrictions on an additional 2,041 shares lapsed with an aggregate value of $17,665. The remaining 4,081 shares of restricted stock will vest on March 2, 2006 (2,041 shares) and March 2, 2007 (2,040 shares). The value of the remaining 4,081 restricted shares is $43,993, based on the closing price of our common stock of $10.78 on December 31, 2004. In connection with the 2004 Program, on February 8, 2005, Mr. Middlekauff was granted a total of 13,557 shares of restricted stock, of which 6,778 shares represented the fair market value of the deferred portion ($66,937) of Mr. Middlekauff's 2004 bonus and are fully vested. As part of this deferred compensation program, the remaining 6,779 shares of restricted stock granted to Mr. Middlekauff represented a company match and vest as follows: 25% on the grant date and 25% on each of the 1st, 2nd and 3rd anniversary dates. A total of 8,473 shares of restricted stock valued at $83,671 vested on February 8, 2005. The remaining 5,084 shares of restricted stock will vest on February 8, 2006 (1,695 shares), February 8, 2007 (1,695 shares) and February 8, 2008 (1,694 shares). The value of the remaining 5,084 restricted shares is $54,806, based on the closing price of our common stock of $10.78 on December 31, 2004.

(3)
We have not granted any stock appreciation rights (SARs) or made any long term incentive payouts.

(4)
Unless otherwise specified, represents matching funds under our 401(k) Plan.

(5)
Represents Dr. Nichol's 2002 stated annual salary. Dr. Nichol began employment with us on September 9, 2002, and actually received $90,865 during the year ended December 31, 2002.

        Option Grants in 2004.    The following table sets forth information concerning stock options granted during the year ended December 31, 2004, to each of the executive officers named in the Summary Compensation Table. In addition, in accordance with the rules of the SEC, the table shows the hypothetical gains for such options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

Option/SAR Grants in Last Fiscal Year

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options/SARs Granted (#)(2)	% of Total Options/SARs Granted to Employees in Fiscal Year
Name			Exercise or Base Price ($/Share)(3)	Expiration Date
					5%	10%
Donald L. Drakeman	350,000	11.3%	$5.61	7/26/2014	$1,233,734	$3,126,524
Nils Lonberg	185,000	6.0%	5.61	7/26/2014	652,117	1,652,591
W. Bradford Middlekauff	185,000	6.0%	5.61	7/26/2014	652,117	1,652,591
Geoffrey M. Nichol	185,000	6.0%	5.61	7/26/2014	652,117	1,652,591
Christian S. Schade	185,000	6.0%	5.61	7/26/2014	652,117	1,652,591

(1)
The "potential realizable value" shown will be achieved only if the options have been held for the full term of the option and the stock price has appreciated at the assumed rate. For the named executive officers, the value is calculated from the option price per share of options granted in fiscal year 2004. Potential realizable value is listed for illustration purposes only. The values disclosed are not intended to be and should not be interpreted as representations or projections of future value of our stock or of the stock price.

(2)
All vested options may be exercised at any time before the expiration date so long as employment with us continues; provided, however, that the options may be exercised within twelve months after the death of the optionee or three months after the termination of the optionee's employment as the result of disability. We have granted no SARs under the Plans.

(3)
All grants were made at 100% of the fair market value of our common stock as of the date of grant.

        Option Exercises and Values for Fiscal 2004.    The following table presents the number and value of unexercised options held by each of the executive officers named in the Summary Compensation Table at December 31, 2004, distinguishing between options that are exercisable and those that are not exercisable.

Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values(1)

						Value of Unexercised In-the-Money Options/SARs at Fiscal Year End($)(3)
				Number of Unexercised Options/SARs at Fiscal Year End
	Shares Acquired on Exercise (#)
Name			Value Realized(2) ($)
				Exercisable	Unexercisable	Exercisable	Unexercisable
Donald L. Drakeman	100,000	(4)	$295,500	1,389,083	897,917	$5,842,868	$3,618,792
Christian S. Schade	—		—	455,625	444,375	1,611,802	1,907,323
Nils Lonberg	—		—	539,417	424,583	2,743,782	1,820,042
Geoffrey M. Nichol	—		—	170,833	414,167	833,583	1,954,792
W. Bradford Middlekauff	—		—	325,417	424,583	1,033,583	1,820,042

(1)
All options were granted at 100% of fair market value on the date of grant. Optionees may satisfy the exercise price by submitting currently owned shares and/or cash. Income tax withholding obligations may be satisfied by electing to have us withhold shares otherwise issuable under the option with a fair market value equal to such obligations.

(2)
Fair market value of underlying securities at exercise minus the exercise price.

(3)
Based upon the last reported sale price of our common stock on the Nasdaq National Market of $10.78 on December 31, 2004.

(4)
Represents options exercised due to the impending expiration of their term.

        Other than pursuant to the second deferred compensation program under our 2001 Stock Option Plan, we have not deferred payment of any cash compensation payable to our executive officers for services rendered during the last fiscal year. None of our executive officers received compensation not reported in the Summary Compensation Table, other than pursuant to the Plans, in excess of $50,000 or 10% of the compensation reported in the Summary Compensation Table.

  Employment and Consulting Agreements

        In January 2004, we entered into employment agreements with Dr. Donald L. Drakeman, our President and Chief Executive Officer, and each of our five (5) Senior Vice Presidents. Except with respect to base salaries, all of these agreements contain essentially the same terms and conditions. The agreements expire on January 4, 2007, and are automatically renewed for successive one-year terms unless we or the respective officer elect not to renew. If the agreement is not renewed by us, the officer is entitled to one (1) year's severance pay, subject to reduction if such officer finds alternative employment during that period. The agreement contains covenants not to compete during the term of the agreement. If we terminate the officer's employment without cause, such officer is entitled to two (2) full years' severance pay. In the event of a change in control of our company, such officer has the right to terminate the agreement on 30 days' written notice to us, provided such termination right is exercised within one (1) year following such change of control. In such event, or if we terminate the officer's term of employment within one (1) year following a change of control, we will pay the officer an amount equal to three (3) full years' salary and bonus. The officer has the right to resign voluntarily upon giving us 90 days' prior notice.

        We have no other employment or consulting agreements with any of our executive officers or directors.

Certain Relationships and Related Transactions

  Genmab A/S

        In February 1999, we and a group of unrelated third party investors formed Genmab A/S, a Danish biotechnology company, to develop and commercialize a portfolio of fully human antibodies derived from our HuMAb-Mouse® technology. Initially, the investor group invested approximately DKK 35.4 million or $5.3 million (based on the then current exchange rate of $1.00 = DKK 6.73), and received approximately 44% of Genmab's share capital. At the same time, we contributed a license to our human antibody technology for producing antibodies to particular targets in exchange for comparable consideration of approximately 44% of Genmab's share capital. During Genmab's initial 12 months of operation, the investor group invested an additional DKK 49.0 million or $7.0 million (based on the then current exchange rate of $1.00 = DKK 6.99) for additional equity in Genmab. In connection therewith, we expanded our license to provide Genmab with broader rights to our human antibody technology in exchange for further equity, thereby maintaining our level of ownership in Genmab's share capital. Specifically, in exchange for equity, we granted Genmab 16 fully paid-up commercial licenses for antibody products. In addition, in May 2000, Genmab completed a private placement in which it received approximately DKK 321.0 million or $38.4 million (based on the then current exchange rate of $1.00 = DKK 8.35) from the original investor group and additional new investors. In connection therewith, we made an additional cash investment of $18.0 million in order to maintain our approximate 44% ownership interest in Genmab. In August 2000, we received additional equity in connection with the Genomics Agreement (as described below) valued at $2.0 million (based upon the recently completed private placement), representing payment for the first year, which increased our equity interest in Genmab to approximately 45%.

        In August 2000, we entered into a binding memorandum of understanding, or the Genomics Agreement, with Genmab, pursuant to which we granted Genmab rights to make available our transgenic mouse technologies for multi-target (five or more targets) genomics partnerships to certain pharmaceutical and biotechnology companies whose headquarters are located in Europe. Under the terms of the Genomics Agreement, Genmab may make available our human antibody technology (a) for large multi-target (five or more targets) partnerships to any Europe-based company except for: (i) certain Medarex partners, including Novartis, Merck KGaA, Schering, Aventis Behring, Immuno-Design Molecules S/A, or IDM, and Scil Biomedicals GmbH; and (ii) any Europe-based pharmaceutical company with worldwide revenues in excess of $1 billion in 1999, provided, however, that Genmab may make available our human antibody technology to Sanofi/Synthélabo and Boehringer Ingelheim, and (b) for non-large multi-target (less than five targets) partnerships, to any company worldwide. We also have the right to participate in Genmab's large multi-target (five or more targets) partnerships, thereby sharing in certain costs and commercial benefits. We retain all rights to make available our technology to companies headquartered outside of Europe and to all companies for non-large multi-target (less than five targets) partnerships in Europe. Certain license fees, milestones and royalties due to us under our previously existing agreement with Genmab were reduced. The Genomics Agreement also provides that, under certain circumstances, we must negotiate in good faith to manufacture antibodies for Genmab's partnerships. Finally, the Genomics Agreement grants Genmab certain rights to access technologies acquired by us from Biosite Incorporated and Kirin Brewery Co., Ltd., respectively.

        The Genomics Agreement has an initial term of five years with a right exercisable by Genmab to extend the term for an additional two years. For each year of the agreement and during the term of any extension, we will receive $2.0 million per year from Genmab. At Genmab's option, these amounts may be paid in either cash or capital stock. During each of the years ended December 31, 2002, 2003 and 2004, the Company recognized $2.0 million of revenue from this agreement. The initial term of this agreement expires in August of 2005.

        In October 2000, Genmab became a publicly listed company on the Copenhagen Stock Exchange. As a result of raising the equivalent of $187.0 million (based on the then current exchange rate) and subsequent investments in Genmab by other parties, our ownership interest in Genmab decreased to approximately 32%. In July 2004, Genmab completed a private placement of 5.6 million shares of its stock, resulting in a further reduction in our ownership interest. As of December 31, 2004, our ownership interest in Genmab was approximately 24.7%. We currently account for our investment in Genmab under the equity method of accounting.

        In June 2001, we entered into a collaboration agreement with Genmab to develop a certain product candidate. Under the agreement, each party is responsible for a portion of the costs associated with the pre-clinical and clinical development of the product. Each party is also entitled to a portion of the commercialization rights and any royalties.

        On December 13, 2001, a stock bonus of 88,600 ordinary shares of Genmab A/S, previously held by us, was awarded to Dr. Drakeman, with an aggregate value of $1,562,723 based on the then fair market value of the Genmab shares of $17.64 per ordinary share on the date of the award.

        During the year ended December 31, 2004, we recognized sales, contract and license revenue from Genmab of approximately $3.4 million. In addition, we paid Genmab approximately $0.8 million for certain product development activities in connection with our June 2001 collaboration as well as for expenditures made in connection with other unrelated research and development activities.

        Until August 1, 2000, Genmab's President and Chief Executive Officer, Dr. Lisa N. Drakeman, was our Senior Vice President—Head of Business Development. Dr. Lisa N. Drakeman currently has a consulting agreement with us. Under the terms of such consulting agreement, Dr. Lisa N. Drakeman will provide us with up to two days per month of consulting services. As compensation for her services under this consulting agreement, Dr. Lisa N. Drakeman was granted a stock option to purchase 10,000 shares of our common stock at an exercise price equal to the market price of our common stock as of the date of grant. No services were rendered under this consulting agreement for the year ended December 31, 2004. Dr. Lisa N. Drakeman owns 30,000 shares of our common stock. Additionally, each of two of Dr. Lisa N. Drakeman's adult children owns 15,536 shares of our common stock. In addition, Dr. Lisa N. Drakeman has fully vested options to purchase an additional 278,000 shares of our common stock at an average weighted exercise price of $6.55 per share. Dr. Lisa N. Drakeman beneficially owns approximately 1.5% of Genmab's outstanding share capital. Dr. Lisa N. Drakeman is married to our President and Chief Executive Officer, Dr. Donald L. Drakeman, who beneficially owns less than 0.3% of Genmab's outstanding share capital.

        Mr. Irwin Lerner, the Chairman of our Board of Directors and a member of certain committees of our Board of Directors, is also a director of Genmab. In connection with his position on the board of directors of Genmab, Mr. Lerner owns 25,000 shares of Genmab's capital stock and has been awarded warrants to purchase 40,000 shares of such stock.

        Until August 2001, Genmab's Chief Scientific Officer, Dr. Jan G. J. Van de Winkel, was the Vice President and Scientific Director of Medarex Europe, our wholly-owned subsidiary incorporated in The Netherlands. Dr. Van de Winkel currently has a consulting agreement with us. Under the terms of such consulting agreement, Dr. Van de Winkel will provide us with consulting services for up to two days per month. As compensation for such services, on August 1, 2000, Dr. Van de Winkel was granted options to purchase 60,000 shares of our common stock, at an exercise price equal to $37.41 per share. No services were rendered under this consulting agreement for the year ended December 31, 2004.

  Immuno-Design Molecules, S.A.

        Our current equity position in IDM, a privately held French biotechnology company, is approximately 8%. In the event that we exercise certain warrants held by us to purchase convertible or redeemable bonds of IDM and such bonds are converted or redeemed, our equity position in IDM would be approximately 23%. In March 2005, IDM announced its entry into an agreement with

Epimmune, Inc., a U.S. publicly-held biotechnology company, pursuant to which Epimmune and IDM plan to combine in an all-stock transaction, subject to certain conditions, including the approval of Epimmune shareholders. We have agreed, subject to certain conditions, to exercise and convert our warrants into common stock of IDM immediately prior to the closing of the transaction. Following the closing, which is expected to occur in the second or third quarter of 2005, we expect our ownership of the combined company to be approximately 18%, on a fully diluted basis. Mr. Michael Appelbaum, who is also a member of our Board of Directors, was our representative on the board of directors of IDM through December 31, 2003. He was replaced as of January 1, 2004, by Dr. Donald L. Drakeman, our President and Chief Executive Officer and a member of our Board of Directors. Dr. Drakeman has been invited to serve, and has agreed to serve, on the board of directors of the combined company, in his individual capacity, effective upon the closing of the transaction.

  FibroGen, Inc.

        In July 1998, we entered into a Research and Commercialization Agreement with FibroGen, Inc., or FibroGen, a privately held company, whereby FibroGen obtained rights to our HuMAb-Mouse technology to develop and commercialize therapeutic antibodies against certain targets, in exchange for research fees, license fees, and milestones and royalty payments with respect to products developed and commercialized by FibroGen. Dr. Julius A. Vida, a member of our Board of Directors, is also a member of the board of directors of FibroGen.

  Incyte Genomics, Inc.

        In September 2001, we entered into a Collaboration Agreement with Incyte Genomics, Inc., or Incyte, a publicly traded company, to develop and commercialize novel therapeutics produced through the application of our HuMAb-Mouse technology against targets identified by Incyte. Dr. Frederick B. Craves, a member of our Board of Directors, is also a member of the board of directors of Incyte.

Stock Price Performance Graph

        The following Stock Price Performance Graph does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this Stock Price Performance Graph by reference therein.

        The graph and table below compare the cumulative total shareholder return (stock price appreciation plus reinvested dividends, if any) on an annual basis for our common stock against the cumulative total returns on the Nasdaq Stock Market Index (U.S.) and a peer group we selected for the period from December 31, 1999 through December 31, 2004. The peer group consists of the following biotechnology companies: Abgenix, Inc.; Imclone Systems, Inc.; Protein Design Labs, Inc.; Xoma Corporation; Cytogen Corporation; Immunogen, Inc.; NeoRx Corporation; and Immunomedics, Inc. The relevant information with respect to the peer group was furnished by Research Data Group.

	12/99	12/00	12/01	12/02	12/03	12/04
MEDAREX, INC.	100.00	218.79	96.43	21.21	33.45	57.88
NASDAQ STOCK MARKET (U.S.)	100.00	60.30	45.49	26.40	38.36	40.51
PEER GROUP	100.00	210.19	165.28	39.33	91.45	94.83

        The above graph and table assume $100 invested on December 31, 1999, with all dividends reinvested, in each of our common stock, the peer group and the Nasdaq Stock Market Index (U.S.).

PROPOSAL 2—APPROVAL OF OUR 2005 EQUITY INCENTIVE PLAN

The Board of Directors recommends a vote FOR Proposal 2.

        At the annual meeting, the shareholders will be asked to approve the Medarex, Inc. 2005 Equity Incentive Plan (the "2005 Plan"). The Board of Directors has adopted the 2005 Plan, subject to its approval by our shareholders. The 2005 Plan is intended to replace our prior equity incentive plans (the "Prior Plans"). If the shareholders approve the 2005 Plan, it will become effective on the date of the annual meeting, and no further awards will be granted under the Prior Plans.

        The Board of Directors believes that the 2005 Plan will serve a critical role in attracting and retaining directors, officers, employees and consultants and in motivating these individuals to strive to meet our goals. Therefore, our Board urges you to vote to approve the adoption of the 2005 Plan.

Background on Equity Compensation at Medarex

        Equity compensation has historically been a key element of our compensation program. The ability to grant stock options and restricted stock has enabled us to attract and retain the highest caliber of employees. Stock options and restricted stock have also allowed us to link incentive rewards to company performance, to encourage employee ownership in our stock and to align the interest of employees and directors with those of our shareholders.

        Stock-based awards, and specifically stock options (but increasingly other forms of equity compensation), are a common form of compensation within our industry and are typically granted broadly throughout the organization. Without stock options and other forms of equity compensation, we would be at a disadvantage against our competitors for recruiting and retaining key talent and may be unable to offer the market-competitive total compensation package necessary to attract, retain and motivate individuals critical to our future success. Without the ability to grant stock options and other forms of equity compensation, we may be forced to increase cash compensation, thereby reducing resources available for the research and development or commercialization of our products.

        We strongly believe that our equity compensation program and emphasis on employee stock ownership have been integral to our success to date and that they will continue to play a key role in our ability to strive for consistently superior performance in the years ahead. Our equity program is critical to our ability to bring top-notch talent to Medarex and to reward individual employee performance that results in shareholder value. Therefore, we consider approval of the 2005 Plan vital to our continued success.

Key Provisions of the 2005 Plan

        The 2005 Plan is designed to reflect prevailing corporate governance and executive compensation best practices. The following is a summary of the key provisions of the 2005 Plan:

Plan Termination Date:	May 19, 2015.
Eligible Participants:	Employees, directors and consultants of Medarex, Inc. or a related entity (except that only employees are eligible for incentive stock options).
Shares Authorized:
6,500,000 plus up to 10,000,000 shares previously authorized and available for issuance under our Prior Plans or that otherwise would have been returned to our Prior Plans on account of the expiration, cancellation or forfeiture of awards granted under the Prior Plans.
New Shares Authorized as a Percentage of Common Stock Outstanding on March 22, 2005:	5.9%.

Award Types:	(1)	Incentive stock options
	(2)	Nonqualified stock options
	(3)	Stock appreciation rights
	(4)	Restricted stock units
	(5)	Restricted stock
	(6)	Performance units
	(7)	Performance shares
	(8)	Deferred stock awards
	(9)	Other stock-based awards
	(10)	Deferred compensation awards
Grant Limits Per Person Per Year:	Stock options/stock appreciation rights:		1,000,000	(1)
	Restricted stock, restricted stock units, performance shares, performance units, deferred stock awards, other stock-based awards:		200,000	(2)
	Performance units settled in cash:		$2,000,000
Aggregate restricted stock, restricted stock units, performance shares, performance units, deferred stock awards and other stock-based awards authorized:	3,000,000
Vesting:	Determined by Compensation Committee
Repricing of Stock Options:	Not permitted unless approved by shareholders

(1)
Under the 2005 Plan, an employee may be granted an additional 500,000 stock options on initial hire or promotion.

(2)
Under the 2005 Plan, an employee may be granted an additional 50,000 shares of restricted stock, restricted stock units, performance shares, performance units, deferred stock awards or other stock-based awards on initial hire or promotion.

  Summary Description of the 2005 Plan

        The following summary of the 2005 Plan is qualified in its entirety by the specific language of the 2005 Plan, attached as Appendix B to this Proxy Statement.

        General.    The purpose of the 2005 Plan is to advance the interests of our company by providing an incentive program that will aid us in securing and retaining directors, officers, employees and consultants and to provide them with an equity interest in our success in order to motivate such persons to exert their best efforts on our behalf. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, deferred stock, deferred compensation awards and/or other stock-based awards.

        Authorized Shares.    If the 2005 Plan is approved by the shareholders, a total of 6,500,000 shares of our common stock will initially be authorized for issuance under the 2005 Plan. In addition, the 2005 Plan's share reserve will be increased by a maximum of 10,000,000 shares from the following sources: (1) shares authorized and remaining available for the future grants of awards under the Prior Plans as of the date of the annual shareholders meeting, (2) shares subject to options outstanding under the Prior Plans as of the date of the annual shareholders meeting which expire or otherwise terminate without having been exercised and (3) shares withheld or reacquired by us on or after the date of the annual shareholders meeting in satisfaction of tax withholding obligations under the Prior Plans. As of February 28, 2005, a total of 886,313 shares remained available for grant under the Prior Plans and 14,394,964 shares were subject to outstanding options or other awards granted thereunder.

        Certain Award Limits.    In addition to the limit on the total number of shares that may be issued, the 2005 Plan limits maximum number of shares with respect to which options and/or stock appreciation rights may be granted to any participant in any fiscal year to not more than 1,000,000 shares. The 2005 Plan also limits the maximum number of shares with respect to which awards of restricted stock, restricted stock units, performance shares, performance units, deferred stock awards and other stock-based awards, in the aggregate, may be granted to any participant in any fiscal year to not more than 200,000 shares. In connection with a participant's (i) commencement of service or (ii) promotion, a participant may be granted options and/or stock appreciation rights for up to an additional 500,000 shares or may be granted awards of restricted stock, restricted stock units, performance shares, performance units, deferred stock awards and other stock-based awards, in the aggregate, for up to an additional 50,000 shares which shall not count against the limit set forth in the preceding sentence. The 2005 Plan also limits the maximum initial value of any performance units granted to a participant in any one fiscal year to $2,000,000.

        Share Accounting and Adjustments.    If any award granted under the 2005 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by us, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2005 Plan. Shares will not be treated as having been issued under the 2005 Plan and will therefore not reduce the number of shares available for grant to the extent an award is settled in cash or such shares are withheld or reacquired by us in satisfaction of a tax withholding obligation. The number of shares available under the 2005 Plan will be reduced upon the payment in shares pursuant to the exercise of a stock appreciation right only by the number of shares actually issued. If shares are tendered in payment of the exercise price of an option, the number of shares available under the 2005 Plan will be reduced only by the net number of shares issued. In addition, appropriate adjustments will be made to the number and kind of shares authorized under the 2005 Plan and to outstanding awards and in the exercise or purchase price per share under any outstanding award in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our shareholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the plan administrator also has the discretion under the 2005 Plan to adjust the terms of outstanding awards as it deems appropriate.

        Administration.    The 2005 Plan will be administered by our Compensation and Organization Committee and any other committee or subcommittee of the Board of Directors may appoint to administer the plan or, in the absence of such committee, by the Board of Directors. Under the terms of the 2005 Plan, the committee shall have at least two members, each of whom shall be a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and an "outside director" as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, and the regulations thereunder, and, if applicable, meet the independence requirements of the applicable stock exchange, quotation system or other self-regulatory organization on which our common stock is traded. For purposes of this summary, the term "Committee" will refer to either such duly appointed committee or the Board of Directors. Subject to the provisions of the 2005 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise its discretion required by Section 162(m) or the 2005 Plan, amend any award. The Committee may delegate to a committee comprised of one or more officers of our company the authority to grant awards under the 2005 Plan to employees who are neither members of the Board nor executive officers nor 5% shareholders, subject to the provisions of the 2005 Plan and guidelines established by the Committee. The Committee will interpret the 2005 Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the 2005 Plan or any award.

        Prohibition of Option and SAR Repricing.    The 2005 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy by our shareholders, the Committee may not provide for either the cancellation of outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price thereof.

        Eligibility.    Awards may be granted to our directors, officers, employees and consultants and the directors, officers, employees and consultants of any present or future parent or subsidiary corporation or other affiliated entity of our company. In addition, awards may be granted to prospective directors, officers, employees or consultants in connection with written offers of employment or other service relationships with us or our affiliates. As of April 1, 2005, we had approximately 433 employees, including six (6) executive officers, all of whom would be eligible to receive a grant of awards under the 2005 Plan. In addition, our seven (7) directors would also be eligible to receive grants under the 2005 Plan.

        Stock Options.    The Committee may grant nonqualified stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination thereof. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of our stock of the Company or any parent or subsidiary corporation of our company (a "Ten Percent Stockholder") must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant.

        The 2005 Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent; by means of a broker-assisted cashless exercise; to the extent legally permitted, by tender to us of shares of our common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination thereof. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by us, through the participant's surrender of a portion of the option shares to us.

        Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2005 Plan is ten years, provided that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant's termination of service, provided that if service terminates as a result of the participant's death, the option generally will remain exercisable until its expiration date, or as a result of the participant's disability, the option will generally remain exercisable for three years, but in any event the option must be exercised no later than its expiration date. If service terminates for "cause" as defined in the 2005 Plan, the option immediately terminates.

        Incentive stock options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant's lifetime only by the participant. However, in general, a nonqualified stock option may be assigned or transferred to family members of a participant.

        Stock Appreciation Rights.    The Committee may grant stock appreciation rights (a "SAR"), but only independently of any option. Stock appreciation rights are exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

        Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. At the Committee's discretion, we may make payment of this stock price appreciation in cash or in shares of common stock whose fair market value on the exercise date equals the payment amount or a combination of cash and stock. We may make the payment in a lump sum or we may defer payment in accordance with the terms of the participant's award agreement. The maximum term of any stock appreciation right granted under the 2005 Plan is ten years.

        Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant's lifetime only by the participant.

        Restricted Stock Awards.    The Committee may grant restricted stock awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant's termination of service. Participants holding restricted stock will have the right to vote the shares and, subject to conditions and restrictions imposed by the Committee, to receive any dividends paid. Awards of restricted stock which vest on the basis of the participant's continuous service with us or any participating company will not provide for vesting which is any more rapid than annual pro rata vesting over a three-year period, and any awards of restricted stock which provide for vesting upon the attainment of performance goals shall provide for a performance period of at least 12 months.

        Restricted Stock Units.    The Committee may grant restricted stock units, which represent a right to receive shares of our common stock at a future date. No monetary payment (other than tax withholding, if any) is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant's services to our company. The Committee may grant restricted stock unit awards upon such conditions as the Committee shall determine, including, without limitation upon the attainment of one or more performance goals similar to those described below in connection with performance awards. Restricted

Stock units may or may not be subject to vesting conditions. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant's termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay. Awards of restricted stock units which vest on the basis of the participant's continuous service with us or any participating company shall not provide for vesting which is any more rapid than annual pro rata vesting over a three-year period, and any awards of restricted stock units which provide for vesting upon the attainment of performance goals shall provide for a performance period of at least 12 months.

        Performance Awards.    The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines. These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock for performance shares or $100 per unit for performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock) or any combination thereof.

        Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to "performance-based compensation," the Committee shall establish the performance goal(s) and performance award formula applicable to each performance award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable performance period or (b) the date on which 25% of the performance period has elapsed, and, in any event, at a time when the outcome of the performance goals remains substantially uncertain. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: cost of sales, earnings per share, cash flow (including but not limited to net operating cash flow, free cash flow and cash flow return on capital), marketing and sales expenses, net income or net earnings (before or after taxes), operating margin, product approvals, product sales, projects in clinical or preclinical development, regulatory filings, research and development efforts, working capital, revenue, achievement of specified milestones in the discovery, development, commercialization or manufacturing of one or more of our products and/or services, expense targets, personal management objectives, share price (including, but not limited to, growth measures and total shareholder return), operating efficiency, gross margin, return measures (including, but not limited to, return on assets, capital, equity or sales), productivity ratios, operating income, net operating profit, earnings before or after interest, taxes, depreciation and/or amortization, economic value added, market share, customer satisfaction, joint ventures, corporate partnerships and strategic alliances, spin-offs, split ups and the like, reorganizations, strategic investment or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings, acquisitions or divestitures, organizational realignments, infrastructure changes and assets. The performance measures and performance goals may differ from participant to participant and from award to award. Any criteria used may be measured, as applicable, in absolute terms, in relative terms (including, but not limited to, passage of time and/or against another company or companies), on a per-share basis, against the performance of the Company as a whole or a segment of the Company and/or on a pre-tax or after-tax basis. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the applicable award agreement.

        Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a "covered employee" within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant's individual job performance or other factors determined by the Committee. The Committee may provide for performance award payments in lump sums or installments.

        Unless otherwise provided by the Committee, if a participant's service terminates due to any reason other than for cause or voluntary termination prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant's service during the performance period. If a participant's service is terminated prior to completion of the applicable performance period for cause, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to settlement.

        Deferred Stock and Other Stock-Based Awards.    The Committee may, in its discretion, award to a recipient either deferred stock or other stock-based awards which will provide that the stock subject to the award is not transferable for a specified period, or, in the case of an award of deferred stock, not issuable for a specified period. In the case of a deferred stock award, the Committee may require a minimum payment at the end of the restrictive period or completion of a specified performance period. Each recipient of deferred stock or other stock-based award will be entitled to receive, currently or on a deferred basis, interest or dividends, or equivalents thereof, with respect to such award, and the Committee may provide that such amounts shall be deemed to be reinvested in additional stock or otherwise reinvested. Other stock-based awards shall be issued for no cash consideration and any underlying securities of such Award shall be priced at no less than 50% of the fair market value of the stock on the date of grant.

        If the recipient of deferred stock or other stock-based award employment or service terminates for any reason, then the deferred stock or other stock-based award is subject to forfeiture, except as such forfeiture may be waived by the Committee when it, in its discretion, determines that such waiver is in our best interests.

        In the event of a participant's retirement, permanent disability or death, or in cases of special circumstances, the Committee may waive any or all of the remaining restrictions and limitations imposed under the 2005 Plan with respect to any deferred stock or other stock-based awards.

        Deferred stock and other stock-based awards may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of until such time as the stated restrictions, or deferral period, as the case may be, lapse.

        Deferred Compensation Awards.    The 2005 Plan authorizes the Committee to establish deferred compensation award programs. If and when implemented, participants designated by the Committee who are officers, directors or members of management or a select group of highly compensated employees may elect to receive, in lieu of compensation otherwise payable in cash or in lieu of cash or shares of common stock issuable upon the exercise or settlement of stock options, stock appreciation rights or performance share or performance unit awards, an award of deferred stock units. Each such stock unit represents a right to receive one share of our common stock at a future date. Deferred stock units are fully vested upon grant and will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of stock units subject to the award as soon as practicable following the earlier of the date on which the participant's service terminates or a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award. Participants are not required to pay any additional consideration in connection with the settlement of a deferred stock unit. A holder of deferred stock units has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the stock units. However, participants holding deferred stock units will be entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole and fractional stock units determined in accordance with a method specified by the Committee in the participant's award agreement. Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.

        Deferrals of Payment.    In addition to the grant of deferred compensation awards, the Committee may in its discretion permit a participant to defer the receipt of payment of cash or delivery of shares of common stock that would otherwise be due to the participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an award. If any such deferral is to be permitted by the Committee, the Committee will establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferral amount.

        Change in Control.    If a Change in Control, as defined under the 2005 Plan, occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume all outstanding options and stock appreciation rights or substitute for outstanding options and stock appreciation rights substantially equivalent options or stock appreciation rights. Any options or stock appreciation rights which are not assumed in connection with a Change in Control or exercised at the time of the consummation of the Change in Control will terminate effective as of the time of the Change in Control. The Committee may, however, provide for the acceleration of vesting of any or all outstanding options and stock appreciation rights upon such terms and to such extent as it determines. The 2005 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding option or stock appreciation right upon a Change in Control in exchange for a payment to the participant with respect to each vested share subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share under the award. Finally, the Committee, in its discretion, may provide in the event of a Change in Control for the acceleration of vesting of any restricted stock award, restricted stock unit award, performance share, performance unit award, deferred stock awards, other stock-based awards and deferred compensation award held by a participant whose service with the Company has not terminated prior to the Change in Control to such extent as determined by the Committee.

        Termination or Amendment.    No award may be granted under the Plan after May 19, 2015. but awards granted prior to that date may extend beyond that date. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation may be made which would impair the rights of a participant under any award theretofore granted, without the participant's consent, or which without the approval of the shareholders would increase the total number of shares available for the purpose of the Plan, subsequent to the date of grant decrease the option price of any option to less than 100% (110% in the case of a 10% owner of an incentive stock option) of the fair market value on the date of the granting of the option, extend the maximum option period, otherwise materially increase the benefits accruing to participants under, or materially modify the requirements as to eligibility for participation in, the Plan, or violate any applicable law, rule or regulation enacted or promulgated by any governmental authority or self regulatory organization.

        The Committee may amend the terms of any award granted, prospectively or retroactively, but no such amendment may impair the rights of any holder without such holder's consent.

Summary of U.S. Federal Income Tax Consequences

        The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2005 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who dispose of their shares more than two years following the date the option was granted and more than one year following the exercise of the option will normally recognize a long-term capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. If a participant is required to recognize ordinary income as a result of a disqualifying disposition, for federal income tax purposes, we generally will be entitled to a deduction of a like amount.

        The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

        Nonqualified Stock Options.    Options not designated or qualifying as incentive stock options will be nonqualified stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option. Upon the exercise of a nonqualified stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonqualified stock option or the sale of the stock acquired pursuant to such grant. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option, except to the extent such deduction is limited by applicable provisions of the Code.

        Stock Appreciation Rights.    A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

        Restricted Stock.    A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the "determination date" over the price paid, if any, for such shares. The "determination date" is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

        Performance and Restricted Stock Unit Awards.    A participant generally will recognize no income upon the receipt of a performance share, performance unit or restricted stock unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any substantially vested shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under "Restricted Stock"). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the "determination date" (as defined above under "Restricted Stock"), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

        Deferred Stock Units.    A participant generally will recognize no income upon the receipt of deferred stock units. Upon the settlement of the stock units, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of the shares received. If the 2005 Plan does not satisfy the requirements of Section 409A of the Code, the participant will be subject to a 20% additional federal income tax and an interest charge on the receipt of this deferred compensation. Upon the sale of the shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the date the shares were transferred to the participant, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

        Section 162(m).    Compensation of persons who are "covered employees" of the Company is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as "performance-based compensation" are exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. The 2005 Plan will enable the Committee to grant awards that will be exempt from the deduction limits of Section 162(m).

        Section 280G.    Section 280G of the Code prohibits our deduction of compensation payments that are "excess parachute payments." A participant who receives such a payment is subject to a 20 percent excise tax under Section 4999 of the Code. The 2005 Plan provides that a payment to a participant who otherwise would be subject to this excise tax may be reduced to the extent that the reduced payment, after considering all applicable federal, state and local income and employment taxes and the Section 4999 excise tax, will result in receipt by the participant, on an after-tax basis, of a greater amount of the payment. This may have the effect of reducing the total amount paid by us and decreasing the amount of any nondeductible compensation under Section 280G.

New Plan Benefits

        No awards will be granted under the 2005 Plan prior to its approval by the shareholders of the Company. All awards will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.

Required Vote and Board of Directors Recommendation

  THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

        In the event that approval by the shareholders of the 2005 Plan is not obtained, the 2005 Plan will not be adopted.

        Approval of this proposal requires a number of votes "For" the proposal that represents a majority of the shares present or represented by proxy and entitled to vote at the annual meeting of shareholders at which a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum, with abstentions having the same effect as a negative vote and broker non-votes having no effect on the outcome of the vote.

Equity Compensation Plan Information

        The following table presents information as of December 31, 2004, about our compensation plans under which shares of Company stock have been authorized.

Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders:	13,125,659	$7.91	423,235
Equity compensation plans not approved by security holders:	1,119,528	$7.02	639,098

Total:	14,245,187	$7.84	1,062,333

Equity Compensation Plans Not Approved by Shareholders

        The following is a summary of our equity compensation plans, adopted by the Board without the approval of our shareholders, which were in effect as of December 31, 2004.

        Except as described below, the material provisions of the 2000 Non-Director/Officer Employee Stock Option Plan (the "2000 Plan"), the 2001 Non-Director/Officer Employee Stock Option Plan (the "2001 Plan"), the 2002 New Employee Stock Option Plan (the "2002 Plan") and the 2004 New Employee Stock Option Plan (the "2004 Plan") are substantially similar to each other.

  •
  The total number of shares available for distribution under the 2000 Plan, the 2001 Plan, the 2002 Plan and the 2004 Plan is 300,000, 500,000, 500,000 and 500,000 shares, respectively, and the total number of shares with respect to which awards may be granted for any one participant in any calendar year is 200,000 shares.

  •
  Under the 2000 Plan and the 2001 Plan, all employees and consultants of the Company and its subsidiaries except for any employee or consultant who is also a director or executive officer of the Company and its subsidiaries are eligible to be granted awards. Under the 2002 Plan and the 2004 Plan only employees of the Company and its subsidiaries who have not previously been an employee or director of the Company and its subsidiaries are eligible to be granted awards as an inducement essential to that person's entering into employment with the Company and its subsidiaries.

  •
  ISOs may not be granted under the 2000 Plan, the 2001 Plan, the 2002 Plan or the 2004 Plan.

  •
  Under the 2000 Plan, the 2001 Plan, the 2002 Plan and the 2004 Plan, the Compensation and Organization Committee may delegate to management the right to grant awards with respect to up to 50,000 shares to any one participant without any further action by the Compensation and Organization Committee.

  •
  The termination dates for the 2000 Plan, the 2001 Plan, the 2002 Plan and the 2004 Plan are January 25, 2010, January 23, 2011, July 23, 2012 and July 29, 2014, respectively.

        The above description is qualified in its entirety by reference to the 2000 Plan, the 2001 Plan, the 2002 Plan and the 2004 Plan, each of which was filed as an exhibit to a Form S-8 covering each such plan filed by the Company on February 8, 2001, February 8, 2001, January 28, 2002 and December 17, 2004, respectively.

PROPOSAL 3—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends a vote FOR Proposal 3.

        The Board has selected Ernst & Young LLP ("E&Y") as our independent registered public accounting firm for the fiscal year ending December 31, 2005, and has further directed that management submit the selection of such independent registered public accounting firm for ratification by the shareholders at the annual meeting. E&Y has audited our financial statements since our inception in 1987. Representatives of E&Y are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither our Bylaws nor other governing documents or law require shareholder ratification of the Board's selection of E&Y as our independent registered public accounting firm. However, the Board is submitting the selection of E&Y to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interests and in the best interests of our shareholders.

Fees of Independent Registered Public Accounting Firm

        The following table represents aggregate fees billed to the Company for the years ended December 31, 2004 and 2003, by E&Y, the Company's independent registered public accounting firm:

	Year Ended December 31,
	2004		2003
	(in thousands)
Audit fees	$1,089	(1)	$278
Audit-related fees	38		43
Tax fees	65		98
All other fees	—		—

Total fees	$1,192		$419

(1)
Includes $506 related to audit and quarterly reviews of Celldex Therapeutics, Inc. financial statements, as well as professional services rendered to Celldex in connection with the filing of its Registration Statement on Form S-1 and related amendments.

        Audit fees represent the aggregate fees billed for professional services rendered for the audit of our consolidated financial statements for the year ended December 31, 2004, reviews of the interim financial statements included in our Quarterly Reports on Form 10-Q for 2004 and professional services rendered in connection with SEC filings.

        Audit-related fees represent professional services rendered in connection with an employee benefit plan audit as well as accounting consultations.

        Tax fees represent domestic and international tax planning and compliance services.

        All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by E&Y was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's policy provides for pre-approval of audit, audit-related and tax services specifically prescribed by the Audit Committee on an annual basis and, in addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. Any decision must be reported to the full Audit Committee at its next scheduled meeting.

        The Audit Committee has determined that the rendering of services other than audit services by E&Y is compatible with maintaining E&Y's independence.

OTHER MATTERS

General

        The Board knows of no other matters to come before the annual meeting, other than that which is set forth herein and in the accompanying Notice of Annual Meeting. However, if any other matters should properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxies as in their discretion they may deem advisable.

Householding of Proxy Materials

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies.

        This year, a number of brokers with account holders who are Medarex, Inc. shareholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to Medarex, Inc., ATTN: Jean Mantuano, Director, Corporate Communications, 707 State Road, Princeton, New Jersey 08540 or contact Laura Choi, Director, Public and Investor Relations at (609) 430-2880. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

Expenses of Solicitation

        The cost of soliciting proxies will be borne by us, including expenses in connection with the preparation and mailing of this Proxy Statement and all papers which now accompany or may hereafter supplement it. The solicitation will be made by mail. We will supply brokers or persons holding shares of record in their names or in the names of their nominees for other persons, as beneficial owners, with such additional copies of proxies, proxy materials and Annual Reports as may reasonably be requested in order for such record holders to send one (1) copy to each beneficial owner, and will, upon request of such record holders, reimburse them for their reasonable expenses in mailing such material. Certain of our directors, officers and employees, not especially employed for this purpose, may solicit proxies, without additional remuneration therefor, by mail, telephone, telegraph, facsimile or personal interview.

Annual Report

        Our 2004 Annual Report to Shareholders (which includes financial statements for the fiscal year ended December 31, 2004) accompanies this Proxy Statement but is not to be deemed part of this Proxy Statement. A copy of our Annual Report on Form 10-K for the year ended December 31, 2004, filed with the SEC is available to shareholders without charge upon written request to Medarex, Inc., 707 State Road, Princeton, New Jersey 08540 to the attention of W. Bradford Middlekauff, Senior Vice President, General Counsel and Secretary.

By Order of the Board of Directors

W. Bradford Middlekauff Senior Vice President, General Counsel and Secretary
April 8, 2005

APPENDIX A

Medarex Corporate Governance Guidelines

The Board of Directors (the "Board") of Medarex, Inc. ("Medarex") has adopted these Corporate Governance Guidelines ("Guidelines") to promote the effective functioning of the Board and its committees (each, a "Committee") and to continue Medarex's commitment to maintaining Medarex's record of strong corporate governance. These principles embrace high standards of integrity for the conduct of company business and for the achievement of corporate goals, while always serving the interests of the shareholders. These Guidelines were adopted by the Board on March 25, 2005.

The Board believes that good corporate governance is important to ensure that Medarex is managed for the long-term benefit of its shareholders. These Guidelines, together with Medarex's Restated Certificate of Incorporation, its By-Laws and the charters of the Committees (each of which is available on the Medarex's website at www.medarex.com/Investor/Corporate) provide the framework for the governance of Medarex. The Board recognizes that there is an on-going, dynamic debate concerning corporate governance and it will review these Guidelines and other aspects of Medarex's governance annually, or more often if deemed appropriate.

1.     Board Composition

  a.    Size of the Board

  The Board presently has seven members (each, a "Director"). It is the current belief of the Board that a size of about five to ten members is appropriate. The Board is divided into three classes, each of which should be of approximately equal size.

  b.    Independence of Board and Committee Members

  All members of the Compensation and Organization Committee, Audit Committee, Nominating and Corporate Governance Committee and Conflict of Interest Committee should be independent Directors. A substantial majority of the Board as a whole should be composed of independent Directors. The Nominating and Corporate Governance Committee will periodically review relationships between outside Directors and Medarex in order to evaluate Director independence. In making such evaluation for the Board as a whole and for Directors on any given Committee, the Nominating and Corporate Governance Committee shall evaluate independence based on applicable laws, regulations and NASDAQ listing standards or policies, in each case as applicable to (i) the full Board and (ii) the applicable Committee members. If a change in circumstances affects an independent Director's continuing independence, that Director shall submit his or her resignation to the Chairman of the Board. The Board shall determine whether to accept or reject such resignation.

  c.    Board Membership Criteria

  The Nominating and Corporate Governance Committee shall be responsible for reviewing with the Board on a periodic basis the appropriate skills and characteristics required of Board members in the context of the current needs of Medarex.

  d.    Selection of New Director Candidates

  The full Board shall be responsible for nominating individuals for service on the Board, upon the recommendation of the Nominating and Corporate Governance Committee. The Board may delegate the screening process involved to the Nominating and Corporate Governance Committee,

  which may seek direct input from the Chairman of the Board and the Chief Executive Officer (the "CEO"). Medarex's Policy Regarding Director Nominations, including procedures for shareholder recommendations to fill Director positions, is set forth on Medarex's website at
   www.medarex.com/Investor/Corporate.

  e.    Directors who Change their Present Job Responsibility

  Individual Directors who leave their present employment or whose job changes to a substantially lesser role during their Board service are expected to offer their resignation from the Board. While such Directors should not necessarily leave the Board, there should be an opportunity for the Board, through the Nominating and Corporate Governance Committee, to review the continued appropriateness of Board membership under these circumstances.

  f.    Term Limits; Retirement Policy

  The Board does not believe it should establish term limits. While term limits can help insure that there are fresh ideas and viewpoints available to the Board, they have the disadvantage of removing Directors who have been able to develop, over a period of time, significant insights into Medarex, and who can therefore provide an increased contribution to the Board as a whole.

  For similar reasons, the Board does not believe that there should be a mandatory retirement age for Directors. The Board believes that age should not be a barrier to service of any Director who maintains the interest, commitment and ability to serve on the Board and that each Board member should be evaluated based on his or her abilities and contributions to the Board.

  As an alternative to term limits and a retirement policy, the Nominating and Corporate Governance Committee, in consultation with the Chairman of the Board and the CEO, will review each Director's performance and potential continuation on the Board prior to the time for his or her re-election (generally at the expiration of his or her three-year term). This review should involve consideration of the Director's interest in continuing as a member of the Board, what abilities the Director brings to the Board, and the needs of Medarex for a proper mix of personnel and talents on the Board given Medarex's needs at the time.

2.     Conduct of Board Meetings

  a.    Schedule; Agenda

  The Board currently plans at least four regular meetings each year, with further meetings to occur (or action to be taken by unanimous written consent), at the discretion of the Board. The Chairman of the Board, in consultation with Board members, will determine the frequency and length of meetings. The schedule and length of Board meetings is designed to allow sufficient time for in-depth discussions, analysis and strategic planning, as well as to encourage interactions between Directors and Medarex's senior management team ("Senior Management"). The Chairman, in consultation with Senior Management, will establish the agenda for each Board meeting. Each Board member is free to suggest the inclusion of item(s) on the agenda.

  b.    Attendance

  Directors are expected to attend all or substantially all Board meetings and meetings of the Committees on which they serve. Recognizing that Director attendance at Medarex's annual meeting can provide shareholders with an opportunity to communicate with Directors about issues affecting Medarex, the Board strongly encourages all Directors to attend the annual meeting of shareholders.

  c.    Board Materials Distributed in Advance

  The Board shall be provided, in advance of meetings, with agendas and written background information and data with respect to Board/Committee agenda items, as well as other general information relevant to Medarex's businesses, so that Board meeting time may be conserved and the discussion may be more focused. The Board also shall be provided with information between meetings and shall have access to Senior Management, other Medarex employees and outside advisors on an as-needed basis. When appropriate, sensitive subject matters may be discussed at a Board meeting without advance distribution of written materials to the Board.

  d.    Senior Management Involvement in Board Meetings

  Senior Management ordinarily should attend Board meetings. The Board encourages Senior Management to schedule other employees to present at Board meetings where such employees can provide insight into the items being discussed or should be given exposure to the Board because of their role in Medarex's business.

  e.    Executive Sessions of the Board

  There shall be periodic meetings of the independent Directors without management in attendance. Such meetings should occur after each regularly-scheduled quarterly meeting of the Board.

3.     Board Committees

  a.    Number and Roles of Committees

  The current standing committees of the Board are: Compensation and Organization Committee, Audit Committee, Nominating and Corporate Governance Committee, and Conflict of Interest Committee. The roles of the Committees are defined by the Committee Charters adopted by the Board. The Board, from time to time, should consider whether to add other Committees, disband a current Committee, add responsibilities to a Committee or reassign responsibilities among Committees. Committee Charters may be found on Medarex's website at
   www.medarex.com/Investor/Corporate.

  b.    Assignment of Committee Members

  Committee members and Committee chairs will be appointed by the Board on an annual basis upon recommendation of the Nominating and Corporate Governance Committee. In making such recommendations, the Nominating and Corporate Governance Committee shall consult with the Chairman of the Board and the CEO and take into account the desires of individual Board members.

  c.    Committee Meetings

  The chairperson of each Committee, in consultation with Committee members, will determine the frequency and length of the meetings of the Committee. The chairperson, in appropriate consultation with Senior Management, will develop the Committee's agenda.

4.     Fiduciary Duties and Conflicts of Interest of Board Members

  All members of the Board have fiduciary duties and obligations to Medarex and its shareholders. Directors have a duty of due care that requires them to act in good faith and dedicate the time and attention necessary to make careful, thoughtful decisions on behalf of Medarex.

  Directors also have a duty of loyalty that requires them to exercise their business judgment and act in a manner that they believe is in good faith and in the best interests of Medarex and its shareholders. If a Director's personal interests potentially conflict with the interests of Medarex, the Director should comply with Medarex's Conflict of Interest Policy.

5.     Assessing the Board's Performance

  The Nominating and Corporate Governance Committee, working with the Chairman of the Board, is responsible for periodically assessing the Board's performance and reporting to the Board. This assessment should be of the Board's contribution as a whole as well as individual Director contributions.

6.     Communication with the Board

  Medarex's Policy on Shareholder Communications with the Board of Directors is available on the Medarex website at www.medarex.com/Investor/Corporate.

7.     Strategic Planning

  The Board views involvement in strategic planning and discussion of Medarex's long term strategic plan as important responsibilities and will conduct strategic planning sessions at least annually.

8.     Stock Ownership by Directors

  The Board believes that the number of shares of Medarex stock owned by each Director is a personal decision but encourages Medarex stock ownership by Directors.

9.     Director Compensation

  Director compensation and stock ownership are periodically reviewed by the Compensation and Organization Committee, usually on an annual basis. The Committee's review includes a comparison of Medarex's Director compensation practices against the practices of other pharmaceutical and biotechnology companies. The Committee's objectives include ensuring that Medarex's non-management Directors have a proprietary stake in Medarex and that the interests of the Directors continue to be closely aligned with the interests of Medarex's shareholders. Board members who are also employees of Medarex will not be separately compensated for service on the Board.

10.   Continuing Director Education

  Newly appointed Board members will receive orientation about the history of Medarex, its business and financial operations, and expectations of the Board. Members of the Board will be provided continuing education, including critical issues affecting Medarex, Directors' roles and responsibilities and applicable legal standards.

11.   Board Interaction with Institutional Investors, the Press, Customers, etc.

  The Board believes that Senior Management speaks for Medarex. Because Senior Management appoints persons to interact with institutional investors, the press, and members of the public, individual Directors ordinarily should not communicate directly with these constituencies about Medarex matters, unless requested to do so by the Board or Senior Management. If comments from the Board are appropriate, they should in most circumstances come from the Chairman of the Board.

12.   Access to Management and to Outside Advisors

  The Board and all of its Committees shall have access to Senior Management, to other Medarex employees and to outside advisors, including outside legal, financial, compensation and/or other advisors, as the Board or appropriate Committee deems appropriate. Medarex shall pay the fees and expenses of any such advisors.

13.   Performance Evaluations and Compensation of CEO and other Executive Officers

  The Compensation and Organization Committee shall (i) conduct an annual evaluation of the CEO and other members of Senior Management, based upon the performance objectives and actual accomplishments of the prior year, as well as objective and subjective criteria such as performance of the business and accomplishment of long-term strategic objectives; (ii) review future performance objectives of the CEO and other members of Senior Management; and (iii) set compensation for the CEO and other members of Senior Management. The Compensation and Organization Committee shall seek the views of the CEO on appropriate compensation for the non-CEO members of Senior Management. The Compensation and Organization Committee will share the results of the foregoing with the full Board.

14.   Role of Management

  The Board recognizes that it is management's responsibility to carry out the policies and strategies established by the Board and to carry out the operation of Medarex's business. To this end, the Board acknowledges that it should not interfere in management's discharge of its responsibilities but should provide oversight and encouragement of management.

15.   Standards of Integrity

  The Board expects Directors, Senior Management and all other Medarex employees to act ethically at all times and to adhere to Medarex's Standards of Integrity (available at www.medarex.com/Investor/Corporate).

16.   Implementation and Amendment of these Guidelines

  Implementation of, and changes to, these Guidelines shall be the responsibility of the Nominating and Corporate Governance Committee, working in coordination with the Chairman of the Board and CEO.

17.   Disclosure of Guidelines

  These guidelines shall be made publicly available on Medarex's website.

APPENDIX B

MEDAREX, INC.
2005 EQUITY INCENTIVE PLAN

        SECTION 1.    Purpose of the Plan.    The purpose of the Plan is to aid Medarex, Inc. and any Participating Company in securing and retaining Directors, Officers, Consultants, and other Employees and to motivate such persons to exert their best efforts on behalf of the Participating Company Group.

        SECTION 2.    Definitions and Construction.    Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a)   "Affiliate" means (i) an entity, other than a Parent Company, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Company, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term "control" (including the term "controlled by") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

          (b)   "Award" means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Deferred Stock Award, Other Stock-based Award or Deferred Compensation Award granted under the Plan.

          (c)   "Award Agreement" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant. An Award Agreement may be an "Option Agreement," a "Stock Appreciation Right Agreement," a "Restricted Stock Agreement," a "Restricted Stock Unit Agreement," a "Performance Share Agreement," a "Performance Unit Agreement," a "Deferred Stock Award Agreement," a "Deferred Compensation Award Agreement" and such other cash agreement or "Stock-based Award Agreement" containing such terms and conditions as shall be determined by the Committee from time to time.

          (d)   "Board" means the Board of Directors of the Company.

          (e)   "Cashless Exercise" shall have the meaning set forth in Section 6(d).

          (f)    "Cause" shall have the meaning set forth in Section 6(h).

          (g)   "Change in Control" means, unless otherwise defined by the Participant's Award Agreement or contract of employment or service, the occurrence of any of the following:

            (i)    An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term "person" is used for purposes of Section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred, voting securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change of Control.

        A "Non-Control Acquisition" shall mean an acquisition of Voting Securities by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any company or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"), (2) the Company or any Subsidiary, or (3) any Person in connection with a Non-Control Transaction (as defined below);

            (ii)   The individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least 66 2/3% of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least 66 2/3% of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

            (iii)  Approval of the Company's shareholders of: (1) a merger, consolidation or reorganization involving the Company, unless (i) the shareholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least 66 2/3% of the combined voting power of the outstanding Voting Securities of the company resulting from such merger, consolidation or reorganization (the "Surviving Company") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least 66 2/3% of the members of the board of directors of the Surviving Company, and (iii) no Person, other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Company or any subsidiary thereof, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of 20% or more of the then outstanding Voting Securities of the Company, has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Company's then outstanding voting securities (a transaction described in clause (i) through (iii) shall herein be referred to as a "Non-Control Transaction"); (2) a complete liquidation or dissolution of the Company; or (3) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

        Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change of Control shall occur.

          (h)   "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (i)    "Committee" means the Company's Compensation and Organization Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. The Committee shall have at least two members, each of whom shall be a "non-employee director" as defined in Rule 16b-3 under the Exchange Act and an "outside director" as defined in Section 162(m) of the Code and the regulations thereunder, and, if applicable, meet the independence requirements of the applicable stock exchange, quotation system or other self-regulatory organization on which the Stock is traded. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein.

          (j)    "Company" means Medarex, Inc., a New Jersey corporation, or any successor company thereto.

          (k)   "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

          (l)    "Covered Employee" shall have the meaning given to such term in Section 162(m) of the Code.

          (m)  "Deferral Period" shall have the meaning set forth in Section 11(a).

          (n)   "Deferred Compensation Award" means an award granted to a Participant pursuant to Section 13 of the Plan.

          (o)   "Deferred Stock Award" means an award of Stock granted to a Participant pursuant to Section 11 of the Plan.

          (p)   "Director" means a member of the Board.

          (q)   "Disability" means a condition causing a Participant to be disabled within the meaning of Section 409A(a)(2)(C) of the Code.

          (r)   "Dividend Equivalent" means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

          (s)   "Effective Date" means the date that the Plan is approved by the holders of a majority of shares of the outstanding Stock of the Company. That date is May 19, 2005.

          (t)    "Elective Deferred Period" shall have the meaning set forth in Section 11(b)(v).

          (u)   "Employee" means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. For purposes of the Plan, the Committee shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Committee's determination, all such determinations by the Committee shall be final, binding and conclusive, notwithstanding that the Committee or any court of law or governmental agency subsequently makes a contrary determination.

          (v)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (w)  "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

            (i)    Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

            (ii)   Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day or the next succeeding trading day. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

            (iii)  If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (x)   "Full Value Award" means any of the following types of Awards to the extent such Awards are settled in shares of Stock: Restricted Stock; Restricted Stock Units; Performance Shares; Performance Units; Deferred Stock Awards; and Other Stock-based Awards.

          (y)   "Incentive Stock Option" means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

          (z)   "Insider" means an Officer, a Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

          (aa) "Nonqualified Stock Option" means an Option not intended to be (as set forth in the Award Agreement) or not qualifying as an incentive stock option within the meaning of Section 422(b) of the Code.

          (bb) "Officer" means any person designated by the Board as an officer of the Company.

          (cc) "Option" means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to Section 6 of the Plan. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

          (dd) "Option Expiration Date" shall have the meaning set forth in Section 6(f).

          (ee) "Other Stock-based Awards" means awards that are valued in whole or in part by reference to or are otherwise based on the Stock, including without limitation, convertible debentures, but excluding Options, Restricted Stock Awards, Restricted Stock Units, Performance Awards, Stock Appreciation Rights, Deferred Stock Awards and Deferred Compensation Awards.

          (ff) "Parent Company" means any present or future "parent company" of the Company, as defined in Section 424(e) of the Code.

          (gg) "Participant" means any eligible person under the Plan who has been granted one or more Awards.

          (hh) "Participating Company" means the Company or any Parent Company, Subsidiary Company or Affiliate.

          (ii) "Participating Company Group" means, at any point in time, all entities collectively which are then Participating Companies.

          (jj) "Performance Award" means an Award of Performance Shares or Performance Units.

          (kk) "Performance Award Formula" means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10 of the Plan which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

          (ll) "Performance Goal" means a performance goal established by the Committee pursuant to Section 10 of the Plan.

          (mm) "Performance Measure" shall have the meaning set forth in Section 10(d).

          (nn) "Performance Period" means a period established by the Committee pursuant to Section 10(c) of the Plan at the end of which one or more Performance Goals are to be measured.

          (oo) "Performance Share" means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 of the Plan to receive a payment equal to the Fair Market Value of a share of Stock, based upon a Performance Award Formula.

          (pp) "Performance Targets" shall have the meaning set forth in Section 10(d).

          (qq) "Performance Unit" means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 of the Plan to receive a payment of up to $100, as determined by the Committee, based upon a Performance Award Formula.

          (rr)  "Plan" means the Company's 2005 Equity Incentive Plan.

          (ss)  "Predecessor Plans" means each of the Company's Amended and Restated 1991 Stock Option Plan, 1992 Stock Option Plan, 1994 Stock Option Plan, 1995 Stock Option Plan, 1996 Stock Option Plan, Houston Biotechnology Incorporated Replacement Stock Option Plan, Houston Biotechnology Incorporated 1994A Stock Option Plan, 1997 Stock Option Plan, 1999 Stock Option Plan, 2000 Stock Option Plan, 2000 Non-Director/Officer Employee Stock Option Plan, 2001 Non-Director/Officer Employee Stock Option Plan, 2001 Stock Option Plan, and 2002 New Employee Stock Option Plan.

          (tt)  "Restricted Stock Award" means an Award of Restricted Stock.

         (uu)  "Restricted Stock" means Stock granted to a Participant pursuant to Section 8 of the Plan.

         (vv)  "Restricted Stock Unit" or "Stock Unit" means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan, to receive a share of Stock on a date determined in accordance with the provisions of Section 9 and the Participant's Award Agreement.

        (ww)  "Restriction Period" means the period established in accordance with Section 8 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

         (xx)  "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

         (yy)  "SAR" or "Stock Appreciation Right" means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

         (zz)  "Section 162(m)" means Section 162(m) of the Code.

       (aaa)  "Securities Act" means the Securities Act of 1933, as amended.

       (bbb)  "Service" means a Participant's employment or service with the Participating Company Group, whether in the capacity of an Employee, Officer, Director or Consultant. Unless otherwise provided by the Committee, a Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence that is approved by the Company and otherwise complies with the provisions of Section 14 of the Plan. A Participant's Service shall be deemed to have terminated either upon an actual termination of employment or service with the Participating Company Group or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

        (ccc)  "Spread" shall have the meaning set forth in Section 21(a)(3).

      (ddd)  "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4(c) of the Plan.

       (eee)  "Stock Unit" means a bookkeeping entry representing a right granted to a Participant pursuant to Section 13 of the Plan to receive a share of Stock on a date determined in accordance with the provisions of Section 13 and the Participant's Award Agreement, if any.

         (fff)  "Subsidiary Company" means any present or future "subsidiary company" of the Company, as defined in Section 424(f) of the Code.

       (ggg)  "Ten Percent Owner" or "10% Owner" means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

      (hhh)  "Vesting Conditions" mean those conditions established in accordance with Section 8 or Section 9 of the Plan prior to the satisfaction of which shares subject to a Restricted Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant's termination of Service.

Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

        SECTION 3. Administration.

         (a)  The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award. A majority of the whole Committee present at a meeting at which a quorum is present, or an act approved in writing by all members of the Committee, shall be an act of the Committee. The Committee shall have full power and authority, subject to such resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board, to grant Awards to Participants, pursuant to the provisions of the Plan. The Committee shall also interpret the provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto) and supervise the administration of the Plan.

         (b)  The Committee shall: (i) select the Participants to whom Awards may from time to time be granted hereunder; (ii) determine whether Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Other Stock-based Awards, or Deferred Compensation Awards, or a combination of the foregoing, are to be granted hereunder; (iii) determine the number of shares of Stock to be covered by each Award granted hereunder; (iv) determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (A) the exercise or purchase price of Stock purchased pursuant to any Award, (B) the method of payment for Stock purchased pursuant to any Award, (C) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (D) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (E) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (F) the time of the expiration of any Award, (G) the effect of the Participant's termination of Service on any of the foregoing, and (H) all other terms, conditions and restrictions applicable to any Award or Stock acquired pursuant thereto not inconsistent with the terms of the Plan; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash; (vi) determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant; and (vii) determine whether, to what extent, and under what circumstances Option grants and/or other Awards under the Plan are to be made, and operate, on a tandem basis.

         (c)  The Chief Executive Officer and the Chief Financial Officer or any other Officer designated by the Committee shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein. The Board or the Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider; provided, however, that (i) such Awards shall not be granted for shares of Stock in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4, (ii) the exercise price per share of each such Award which is an Option or Stock Appreciation Right shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), and (iii) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board or the Committee.

         (d)  With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

         (e)  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award thereunder.

Notwithstanding the foregoing, without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve a program providing for either (i) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price or (ii) the amendment of outstanding Options or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to "issuing or assuming a stock option in a transaction to which section 424(a) applies," within the meaning of Section 424 of the Code.

        SECTION 4. Stock Subject to the Plan; Individual Limitations on Awards.

         (a)  Subject to adjustment as provided in subsections (b) and (c) below, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 6,500,000 shares and shall consist of (i) authorized but unissued shares, or (ii) reacquired shares (treasury) of Stock, or (iii) any combination thereof. Notwithstanding the foregoing, no more than 3,000,000 of such shares of Stock may be issued pursuant to all Full Value Awards.

        If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company at the Participant's purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (i) with respect to any portion of an Award that is settled in cash or (ii) to the extent such shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 19. Upon payment in shares of Stock pursuant to the exercise of a SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised. The maximum number of shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Stock or credited as additional Performance Shares. The maximum number of shares of Stock shall not be reduced by the issuance of shares of Stock hereunder due to the assumption, conversion or substitution of Awards made by an entity acquired by the Company. For the purposes of computing the total number of shares of Stock granted under the Plan, where one or more types of Awards, both of which are payable in shares of Stock, are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares granted under both Awards shall be deemed to be equivalent to the number of shares under one of the Awards.

         (b)  The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in subsection (a) above shall be cumulatively increased from time to time by:

            (i)  the number of shares of Stock authorized and remaining available for the future grant of options under the Predecessor Plans as of the Effective Date;

           (ii)  the number of shares of Stock subject to that portion of any option outstanding under a Predecessor Plan as of the Effective Date which, on or after the Effective Date, expires or is terminated or canceled for any reason without having been exercised; and

          (iii)  the number of shares Stock that are withheld or reacquired by the Company on or after the Effective Date in satisfaction of tax withholding obligations pursuant to a Predecessor Plan.

        Notwithstanding the foregoing, the aggregate number of shares of Stock authorized for issuance under the Predecessor Plans that may become authorized for issuance under the Plan pursuant to this subsection (b) shall not exceed 10,000,000 shares.

        The Plan shall serve as the successor to the Predecessor Plans, and no further option grants shall be made under the Predecessor Plans. All options outstanding under the Predecessor Plans as of the Effective Date shall, immediately upon the Effective Date, be incorporated into the Plan and treated as outstanding Options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option. No provision of the Plan shall be deemed to adversely affect or otherwise diminish the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Stock which may exist under the terms of the Predecessor Plans under which such incorporated option was issued. Subject to the rights of the Participant under the incorporated option documents and Predecessor Plans, the discretion delegated to the Committee hereunder may be exercisable with respect to incorporated options to the same extent as it is exercisable with respect to options originally granted under this Plan.

         (c)  Subject to any required action by the shareholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the shareholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants' rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as "effected without receipt of consideration by the Company." Any fractional share resulting from an adjustment pursuant to this subsection (c) shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section 4(c) shall be final, binding and conclusive.

        (d)    The maximum number of shares of Stock with respect to which Options and/or SARs may be granted to any Participant in any fiscal year of the Company shall be 1,000,000 shares. The maximum number of shares with respect to which Full Value Awards, in the aggregate, may be granted to any Participant in any fiscal year of the Company shall be 200,000 shares. In connection with a Participant's (i) commencement of Service or (ii) promotion, a Participant may be granted Options and/or SARs for up to an additional 500,000 shares or may be granted Full Value Awards, in the aggregate, for up to an additional 50,000 shares none of which shall count against the limit set forth in the preceding sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to subsection (c) above. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Participant, if any Awards are canceled, the canceled Awards shall continue to count against the maximum number of shares of Stock with respect to which Awards may be granted to the Participant. For this purpose, if the Company reprices an Option (or in the case of a SAR, if the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Stock), and if such repricing or reduction (in the case of a SAR) is approved by the shareholders of the Company, then such repricing or reduction shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

        SECTION 5.    Eligibility.

        (a)    Awards may, at the Committee's sole discretion, be granted in the form of Options pursuant to Section 6, SARs pursuant to Section 7, Restricted Stock Awards pursuant to Section 8, Restricted Stock Unit Awards pursuant to Section 9, Performance Awards pursuant to Section 10, Deferred Stock Awards pursuant to Section 11, Other Stock-based Awards pursuant to Section 12, Deferred Compensation Awards pursuant to Section 13, or any combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Committee may, in its sole judgment, subject an Award at any time to such other terms, conditions, restrictions and/or limitations, (including, but not limited to, the time and conditions of exercise and restrictions on transferability and vesting), provided they are not inconsistent with the terms of the Plan. Awards under a particular Section of the Plan need not be uniform and Awards under two or more Sections may be combined into a single Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.

        (b)    In order to facilitate the making of any Award to Participants who are employed or retained by the Company outside the United States as Employees, Directors or Consultants (or who are foreign nationals temporarily within the United States), the Committee may provide for such modifications and additional terms and conditions ("special terms") in Awards as the Committee may consider necessary or appropriate to accommodate differences in local law, policy or custom or to facilitate administration of the Plan. The special terms may provide that the grant of an Award is subject to (1) applicable governmental or regulatory approval or other compliance with local legal requirements and/or (2) the execution by the Participant of a written instrument in the form specified by the Committee, and that in the event such conditions are not satisfied, the grant shall be void. The Committee may adopt or approve sub-plans, appendices or supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for purposes of implementing any special terms, without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, no such sub-plans, appendices or supplements to, or amendments, restatements, or alternative versions of, the Plan shall: (i) increase the number of available shares under Section 4; (ii) cause the Plan to cease to satisfy any conditions of Rule 16b-3 under the Exchange Act or, with respect to Covered Employees, Section 162(m) of the Code; or (iii) revoke, remove or reduce any vested right of a Participant without the prior written consent of such Participant.

        (c)    Unless otherwise specifically determined by the Committee, all Awards and payments pursuant to such Awards shall be determined in U.S. currency. The Committee shall determine, in its discretion, whether and to the extent any payments made pursuant to an Award shall be made in local currency, as opposed to U.S. dollars. In the event payments are made in local currency, the Committee may determine, in its discretion and without liability to any Participant, the method and rate of converting the payment into local currency.

        (d)    The Committee shall have the right at any time and from time to time and without prior notice to modify outstanding Awards to comply with or satisfy local laws and regulations or to avoid costly governmental filings. By means of illustration, but not limitation, the Committee may restrict the method of exercise of an Award to facilitate compliance with applicable securities laws or exchange control filings, laws or regulations.

        (e)    No Employee in any country shall have any right to receive an Award, except as expressly provided for under the Plan. All Awards made at any time are subject to the prior approval of the Committee.

        (f)    Awards may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, "Employees," "Consultants" and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group;

provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service.

        (g)    Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

        SECTION 6.    Options.    Any Option granted under the Plan shall be in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

        (a)    Option Price.    The purchase price per share of the Stock purchasable under an Option shall be determined by the Committee, but will be not less than 100% of the Fair Market Value of the Stock on the date of the grant of the Option, as determined in accordance with procedures established by the Committee. Notwithstanding the foregoing, the purchase price per share of the Stock purchasable under any Incentive Stock Option granted to any 10% Owner shall not be less then 110% of the Fair Market Value of the Stock on the date of the grant of the Option, as determined in accordance with procedures established by the Committee.

        (b)    Option Period.    The term of each Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date the Option is granted. Notwithstanding the foregoing, no Incentive Stock Option granted to a 10% Owner shall be exercisable after the expiration of five years from the date the Option is granted.

        (c)    Exercisability.

          (i)    Options shall be exercisable at such time or times as determined by the Committee at or subsequent to the date of grant. Unless otherwise determined by the Committee at or subsequent to the date of grant, no Option shall be exercisable until the first anniversary date of the granting of the Option, except as provided in subsections (f), (g), (h) or (i) of this Section 6 and subsection (a) of Section 21.

          (ii)    Solely for Federal income tax purposes, to the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds $100,000.00 (as of the date of grant), such Options shall be treated as Nonqualified Stock Options. For purposes of this rule, Options shall be taken into account in the order in which they were granted.

        (d)    Method of Exercise.    Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

        Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

        The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company, notwithstanding that such program or procedures may be available to other Participants.

        (e)    Restrictions on Transferability.    During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant's guardian or legal representative. Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonqualified Stock Option shall be assignable or transferable to a "family member" of the Participant as such term is defined in and subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

        (f)    Termination by Death.    Except to the extent otherwise provided by the Committee at or after the time of grant, if a Participant's Service terminates by reason of death, the Option may thereafter be immediately exercised in full by the legal representative of the estate or by the legatee of the Participant under the will of the Participant until the expiration of the stated period of the Option (the "Option Expiration Date").

        (g)    Termination by Reason of Disability.    Except to the extent otherwise provided by the Committee at or after the time of grant, if a Participant's Service terminates by reason of Disability, any Option held by such Participant may thereafter be exercised in full at any time prior to three (3) years from the date of such termination, but in no event later than the Option Expiration Date. Notwithstanding the foregoing, if the Option is an Incentive Stock Option and is not exercised within 12 months of the date the Participant's Service is terminated by reason of the Participant being permanently and totally disabled within the meaning of Section 22(e)(3) of the Code, the Option shall thereafter be treated as a Nonqualified Stock Option and not an Incentive Stock Option. If the Participant dies during the 12-month period commencing on the date his/her Service terminates by reason of such permanent and total disability, however, then the Option will continue to be an Incentive Stock Option until the Option Expiration Date.

        (h)    Termination for Cause.    If a Participant's Service is terminated by reason of "Cause," the Option to the extent unexercised and exercisable by the Participant on the date on which the Participant's Service terminated, shall immediately terminate and shall be forfeited in its entirety. For the purposes of the Plan, "Cause" shall mean, unless otherwise provided in an Award Agreement: (i) any gross failure by the Participant (other than by reason of Disability) to faithfully and professionally carry out his or her duties or to comply with any other material provision of his or her employment agreement, if any, which continues for thirty (30) days after written notice by the Participating Company for which the Participant is performing services (the "Employer"); provided, that the Employer does not have to provide notice in the event that the failure is not susceptible to remedy or relates to the same type of acts or omissions as to which notice has been given on a prior occasion; (ii) the Participant's dishonesty or other willful misconduct; (iii) the Participant's conviction of any felony or of any other crime involving moral turpitude, whether or not relating to his or her employment; (iv) the Participant's insobriety or use of drugs, chemicals or controlled substances either in the course of performing his or her duties and responsibilities for a Participating Company or otherwise affecting the ability of Participant to perform those duties and responsibilities; (v) the Participant's failure to comply with a lawful written direction of the Employer; (vi) any wanton or willful dereliction of duties by the Participant; or (vii) breach of the Employer's Standards of Integrity or insider trading policies. Notwithstanding the foregoing, in the event that a Participant is a party to an employment agreement with the Company or any other Participating Company that defines a termination on account of "Cause" (or a term having similar meaning), such definition shall apply as the definition of a termination of account of "Cause" for purposes hereof, but only to the extent that such definition provides the Participant with greater rights. A termination on account of Cause shall be communicated by written notice to the Participant, and shall be deemed to occur on the date such notice is sent to the Participant.

        (i)    Other Termination.    Unless otherwise determined by the Committee at or after grant, if the Participant's Service terminates for any reason except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date. Notwithstanding the foregoing, if such termination is by action of the Company within 18 months following a Change of Control (other than discharge for Cause), any unexercised portion of the Option may be exercised by the Participant until the earlier of (x) six (6) months and one day after such termination or (y) the Option Expiration Date. Notwithstanding the foregoing, if the Option is not exercised within three (3) months of the date Participant's Service is terminated, the Option shall be treated as a Nonqualified Option and not an Incentive Stock Option.

        (j)    Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth above is prevented by the provisions of Section 22 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified in writing by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

        (k)    Extension if Participant Subject to Section 16(b).    Notwithstanding the foregoing, if a sale within the applicable time periods set forth above of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant's termination of Service, or (iii) the Option Expiration Date.

        SECTION 7.    Stock Appreciation Rights.

        (a)    Types of SARs Authorized.    SARs shall be granted independently of and not in tandem with any Option.

        (b)    Exercise Price.    The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that the exercise price per share subject to a SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

        (c)    Exercisability and Term of SARs.    SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR;

provided, however, that no SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

        (d)    Exercise of SARs.    Upon the exercise (or deemed exercise pursuant to subsection (e) below) of a SAR, the Participant (or the Participant's legal representative or other person who acquired the right to exercise the SAR by reason of the Participant's death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Subject to Section 409A of the Code, payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. Subject to Section 409A of the Code, the Award Agreement evidencing any SAR may provide for deferred payment in a lump sum or in installments. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, a SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7(e).

        (e)    Deemed Exercise of SARs.    If, on the date on which a SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

        (f)    Effect of Termination of Service.    Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of a SAR and set forth in the Award Agreement, a SAR shall be exercisable after a Participant's termination of Service only during the applicable time period determined in accordance with Section 6(f) through (k) (treating the SAR as if it were an Option) and thereafter shall terminate.

        (g)    Nontransferability of SARs.    During the lifetime of the Participant, a SAR shall be exercisable only by the Participant or the Participant's guardian or legal representative. Prior to the exercise of a SAR, the SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution.

        SECTION 8.    Restricted Stock Awards.

        (a)    Stock and Administration.    Shares of Restricted Stock may be issued either alone or in addition to Options, Deferred Stock Awards or other Awards granted under the Plan. The Committee shall determine the Directors, Consultants, and Employees of the Participating Company Group to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such Restricted Stock Awards may be subject to forfeiture, and all other conditions of the Awards. The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

        (b)    Awards and Certificates.    The prospective recipient of an Award of shares of Restricted Stock shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a fully executed copy thereof to the Company and otherwise complied with the then applicable terms and conditions.

          (i)    Each Participant shall be issued a stock certificate in respect of shares of Restricted Stock awarded under the Plan. Such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Medarex, Inc. 2005 Equity Incentive Plan and an Agreement entered into between the registered owner and Medarex, Inc. Copies of such Plan and Agreement are on file in the offices of Medarex, Inc., 707 State Road, Princeton, New Jersey 08540."

          (ii)   The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and shall require, as a condition of any Restricted Stock Award, that the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

        (c)    Restrictions and Conditions.    The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

          (i)    subject to the provisions of this Plan, during a period set by the Committee commencing with the date of such Award (the "restriction period"), the Participant shall not be permitted to sell, transfer, pledge, or assign shares of Restricted Stock awarded under the Plan. Within these limits the Committee may provide for the lapse of such restrictions in installments where deemed appropriate. Notwithstanding the foregoing, or any other provision of the Plan, any Awards of Restricted Stock which vest on the basis of the Participant's continuous Service with the Company or any Participating Company shall not provide for vesting which is any more rapid than annual pro rata vesting over a three-year period and any Awards of Restricted Stock which provide for vesting upon the attainment of Performance Goals shall provide for a Performance Period of at least 12 months.

          (ii)   Except as provided in subsection (c)(i) of this Section 8, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a Shareholder of the Company, including the right to vote the Restricted Stock and the right to receive any cash dividends. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock or otherwise reinvested. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

          (iii)  Subject to the provisions of subsection (d) of this Section 8, upon termination of Service of any reason during the restriction period, all shares still subject to restriction shall be forfeited by the Participant and reacquired by the Company.

        (d)    Effect of Termination of Service.    Unless otherwise provided by the Committee in the grant of a Restricted Stock Award and set forth in the Award Agreement or determined by the Committee in its sole discretion after the date of grant, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or Disability), then the Participant shall forfeit to the Company any Restricted Stock pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant's termination of Service.

        (e)    Section 83(b) Election.    If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the date of grant of a Restricted Stock Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant's making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

        SECTION 9.    Terms and Conditions of Restricted Stock Unit Awards.

        (a)    Grant of Restricted Stock Unit Awards.    Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10(d). If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10(c) through 10(e)(i).

        (b)    Purchase Price.    No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.

        (c)    Vesting.    Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10(d), as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. Notwithstanding the foregoing, or any other provision of the Plan, any Awards of Restricted Stock Units which vest on the basis of the Participant's continuous Service with the Company or any Participating Company shall not provide for vesting which is any more rapid than annual pro rata vesting over a three-year period and any Awards of Restricted Stock Units which provide for vesting upon the attainment of Performance Goals shall provide for a Performance Period of at least 12 months.

        (d)    Voting Rights, Dividend Equivalent Rights and Distributions.    Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (x) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (y) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4(c), appropriate adjustments shall be made in the Participant's Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

        (e)    Effect of Termination of Service.    Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement or determined by the Committee in its sole discretion after the date of grant, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant's termination of Service.

        (f)    Settlement of Restricted Stock Unit Awards.    The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant's Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9(d)) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding the foregoing, if permitted by the Committee and set forth in the Award Agreement, and subject to Section 409A of the Code, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

        (g)    Nontransferability of Restricted Stock Unit Awards.    Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

        SECTION 10.    Terms and Conditions of Performance Awards.

        (a)    Types of Performance Awards Authorized.    Performance Awards may be in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

        (b)    Initial Value of Performance Shares and Performance Units.    Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4(c), on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial value of one hundred dollars ($100). The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee. No Participant shall be granted within any one fiscal year of the Company, Performance Units which in the aggregate have a maximum initial value in excess of $2,000,000.

        (c)    Establishment of Performance Period, Performance Goals and Performance Award Formula.    In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to "performance-based compensation," the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

        (d)    Measurement of Performance Goals.    Performance Goals shall be established by the Committee on the basis of targets to be attained ("Performance Targets") with respect to one or more measures of business or financial performance (each, a "Performance Measure"), subject to the following:

          (i)    Performance Measures.    Performance Measures shall have the same meanings as used in the Company's financial statements, or, if such terms are not used in the Company's financial statements, they shall have the meanings used generally in the Company's industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Company consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, any financial Performance Measures applicable to a Performance Award shall be calculated in accordance with the Company's past accounting practices. Adjustments, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant's rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee: (1) cost of sales, (2) earnings per share, (3) cash flow (including but not limited to net operating cash flow, free cash flow and cash flow return on capital), (4) marketing and sales expenses, (5) net income or net earnings (before or after taxes), (6) operating margin, (7) product approvals, (8) product sales, (9) projects in clinical or preclinical development, (10) regulatory filings, (11) research and development efforts, (12) working capital, (13) revenue, (14) achievement of specified milestones in the discovery, development, commercialization, or manufacturing of one or more of the Company's products and/or services, (15) expense targets, (16) personal management objectives, (17) share price (including, but not limited to, growth measures and total shareholder return), (18) operating efficiency, (19) gross margin, (20) return measures (including, but not limited to, return on assets, capital, equity, or sales), (21) productivity ratios, (22) operating income, (23) net operating profit, (24) earnings before or after interest, taxes, depreciation, and/or amortization, (25) economic value added, (26) market share, (27) customer satisfaction, (28) joint ventures, corporate partnerships and strategic alliances, (29) spin-offs, split ups and the like, (30) reorganizations, (31) strategic investments or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings, (32) acquisitions or divestitures, (33) organizational realignments, (34) infrastructure changes, and (35) assets. The Performance Measures and Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, (A) in absolute terms, (B) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (C) on a per-share basis, (D) against the performance of the Company as a whole or a segment of the Company and/or (E) on a pre-tax or after-tax basis. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the applicable Award Agreement.

          (ii)    Performance Targets.    Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.

        (e)    Settlement of Performance Awards.

          (i)    Determination of Final Value.    As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

          (ii)    Discretionary Adjustment of Award Formula.    In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant's individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee's Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant's Performance Award.

          (iii)  Effect of Leaves of Absence. Unless otherwise required by law, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant's Service during the Performance Period during which the Participant was not on a leave of absence.

          (iv)  Notice to Participants. As soon as practicable following the Committee's determination and certification in accordance with Sections 10(e)(i) and (ii), the Company shall notify each Participant of the determination of the Committee.

           (v)  Payment in Settlement of Performance Awards. As soon as practicable following the Committee's determination and certification in accordance with Sections 10(e)(i) and (ii), and in no event later than the date required by Section 409A of the Code to avoid a payment of deferred compensation, payment shall be made to each eligible Participant (or such Participant's legal representative or other person who acquired the right to receive such payment by reason of the Participant's death) of the final value of the Participant's Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. Subject to Section 409A of the Code, an Award Agreement may provide for deferred payment in a lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

          (vi)  Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement. Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 9(c). Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 9(c), (d), (e) and (g) above.

        (f)    Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (x) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (y) the Fair Market Value per share of Stock on such date. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become non-forfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10(e). Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4(c), appropriate adjustments shall be made in the Participant's Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

        (g)   Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Performance Award and set forth in the Award Agreement or determined by the Committee in its sole discretion after the date of grant, the effect of a Participant's termination of Service on the Performance Award shall be as follows:

            (i)  Termination for Cause and Voluntary Termination of Service by Participant. If a Participant's Service terminates for reason of Cause or voluntary termination before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety.

           (ii)  Other Termination of Service. If the Participant's Service terminates for any reason except for Cause or voluntary termination before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant's Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant's Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10(e).

        (h)   Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

        SECTION 11.    Deferred Stock Awards.

        (a)   Stock and Administration. Subject to the requirements of Section 409A of the Code, Deferred Stock Awards of the right to receive Stock that is not to be distributed to the Participant until after a specified deferral period may be made either alone or in addition to Options, Restricted Stock, or other Awards granted under the Plan. The Committee shall determine the Participants to whom, and the time or times at which, Deferred Stock Awards shall be awarded, the number of shares of Stock to be awarded to any Participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the terms and conditions of the Deferred Stock Award in addition to those contained in subsection (b) of this Section 11. In its sole discretion, the Committee may provide for a minimum payment at the end of the applicable Deferral Period based on a stated percentage of the Fair Market Value on the date of grant of the number of shares of Stock covered by a Deferred Stock Award. The Committee may also provide for the grant of deferred Stock upon the completion of a specified Performance Period. The provisions of Deferred Stock Awards need not be the same with respect to each recipient.

        (b)   Terms and Conditions. Deferred Stock Awards made pursuant to this Section 11 shall be subject to the following terms and conditions:

            (i)  Subject to the provisions of the Plan, the shares of stock to be issued pursuant to a Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period or Elective Deferral Period (defined below), where applicable, and may be subject to a risk of forfeiture during all or such portion of the Deferral Period as shall be specified by the Committee. At the expiration of the Deferral Period and Elective Deferral Period, share certificates shall be delivered to the Participant, or the Participant's legal representative, representing the number of shares covered by the Deferred Stock Award.

           (ii)  Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares of Stock covered by a Deferred Stock Award will be paid to the Participant currently, or deferred and deemed to be reinvested in additional deferred Stock or otherwise reinvested, as determined at the time of the Deferred Stock Award by the Committee, in its sole discretion.

          (iii)  Subject to the provisions of subsection (b)(iv) of this Section 11, upon termination of the Service for any reason during the Deferral Period for a given Deferred Stock Award, the Stock subject to such Deferred Stock Award shall be forfeited by the Participant.

          (iv)  In the event of the Participant's Disability or death during the Deferral Period (or Elective Deferral Period, where applicable), or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the Participant's Deferred Stock Award. Anything in the Plan to the contrary notwithstanding, upon the occurrence of a Change of Control, the Deferral Period and the Elective Deferral Period with respect to each Deferred Stock Award shall expire immediately and all share certificates relating to such Deferred Stock Award shall be delivered to each Participant or the Participant's legal representative.

           (v)  Subject to Section 409A of the Code, prior to completion of the Deferral Period, a Participant may elect to defer further the receipt of the Deferred Stock Award for a specified period or until a specified event (the "Elective Deferred Period"), subject in each case to the approval of the Committee and under such terms as are determined by the Committee, all in its sole discretion.

          (vi)  Each Deferred Stock Award shall be confirmed by an Award Agreement or other instrument executed by the Committee and by the Participant.

        SECTION 12.    Other Stock-Based Awards.

        (a)   Stock and Administration. Subject to the requirements of Section 409A of the Code, Other Stock-based Awards may be granted either alone or in addition to other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom and the time or times at which such Other Stock-based Awards shall be made, the number of shares of the Stock to be awarded pursuant to such Other Stock-based Awards and all other conditions of the Other Stock-based Awards. The Committee may also provide for the grant of the Stock upon the completion of a specified Performance Period. The provisions of Other Stock-based Awards need not be the same with respect to each recipient.

        (b)   Terms and Conditions. Other Stock-based Awards made pursuant to this Section 12 shall be subject to the following terms and conditions:

            (i)  Subject to the provisions of this Plan, shares or interests in shares subject to Other Stock-based Awards made under this Section 12 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

           (ii)  Subject to the provisions of this Plan and the Other Stock-based Award agreement, the recipients of Other Stock-based Awards under this Section 12 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or Dividend Equivalents with respect to the number of shares or interests therein covered by the Other Stock-based Awards, as determined at the time of grant of the Other Stock-based Awards by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

          (iii)  Any Other Stock-based Awards granted under this Section 12 and any Stock covered by any such Other Stock-based Award may be forfeited to the extent so provided in the Other Stock-based Award agreement, as determined by the Committee, in its sole discretion.

          (iv)  In the event of the Participant's Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all Other Stock-based Awards. Anything in the Plan to the contrary notwithstanding, any limitations imposed with respect to any Other Stock-based Award under this Section 12, including any provision providing for the forfeiture of any Other Stock-based Award under any circumstance, shall terminate immediately upon a Change of Control and the number of shares of or interests in the Stock subject to such Other Stock-based Award shall be delivered to the Participant (or, in the case of an Other Stock-based Award with respect to which such number is not determinable, such number of shares of or interests in the Stock as is determined by the Committee and set forth in the terms of such Other Stock-based Award).

           (v)  Each Other Stock-based Award under this Section 12 shall be confirmed by an agreement or other instrument executed by the Company and by the Participant.

          (vi)  The Stock or interests therein (including securities convertible into the Stock) paid or awarded on a bonus basis under this Section 12 shall be issued for no cash consideration; the Stock or interests therein (including securities convertible into the Stock) purchased pursuant to a purchase right Awarded under this Section 12 shall be priced at least at 50% of the Fair Market Value of the Stock on the date of grant.

         (vii)  The Committee, in its sole discretion, may impose such restrictions on the transferability of Other Stock-based Awards as it deems appropriate. Any such restrictions shall be set forth in the written agreement between the Company and the Participant with respect to such Award.

        (viii)  Each Other Stock-based Award to an Insider under this Section 12 shall be subject to all of the limitations and qualifications that may be required by Section 16 of the Exchange Act and all of the rules and regulations promulgated thereunder.

        SECTION 13.    Deferred Compensation Awards.

        (a)   Establishment of Deferred Compensation Award Programs.    This Section 13 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, and subject to the requirements of Section 409A of the Code, may establish one or more programs pursuant to the Plan under which:

          (1)   A Participant designated by the Committee who is an Insider or otherwise among a select group of management and highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to reduce such Participant's compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

          (2)   Participants designated by the Committee who are Insiders or otherwise among a select group of management and highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

              (i)  shares of Stock otherwise issuable to such Participant upon the exercise of an Option;

             (ii)  cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or

            (iii)  cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award.

        (b)   Terms and Conditions of Deferred Compensation Awards.    Deferred Compensation Awards granted pursuant to this Section 13 may be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

           (1)  Vesting Conditions.    Deferred Compensation Awards shall be subject to such vesting conditions as shall be determined by the Committee.

           (2)  Terms and Conditions of Stock Units.

              (i)  Voting Rights; Dividend Equivalent Rights and Distributions.    Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Stock Units held by such Participant are settled. Such Dividend Equivalents shall be paid by crediting the Participant with additional whole and/or fractional Stock Units as of the date of payment of such cash dividends on Stock. The method of determining the number of additional Stock Units to be so credited shall be specified by the Committee and set forth in the Award Agreement. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Stock Units originally granted under the Award Agreement. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4(c), appropriate adjustments shall be made in the Participant's Stock Units so that the Participant receives upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award.

             (ii)  Settlement of Stock Units.    A Participant electing to receive an Award of Stock Units pursuant to this Section 13, shall specify at the time of such election a settlement date with respect to such Award. The Company shall issue to the Participant as soon as practicable following the earlier of the settlement date elected by the Participant or the date of termination of the Participant's Service, a number of whole shares of Stock equal to the number of whole Stock Units granted under the Award Agreement. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares. Any fractional Stock Units shall be settled by the Company by payment in cash of an amount equal to the Fair Market Value as of the payment date of such fractional share.

            (iii)  Nontransferability of Stock Units.    Prior to their settlement in accordance with the provision of the Plan, no Stock Unit shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Stock Unit granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

        SECTION 14.    Transfer, Leave of Absence, etc.    For purposes of the Plan: (a) a transfer of an Employee from the Company to a Participating Company, or vice versa, or from one Participating Company to another; (b) a leave of absence, duly authorized in writing by the Company, for military service or sickness, or for any other purposes approved by the Company if the period of such leave does not exceed 90 days; or (c) a leave of absence in excess of 90 days, duly authorized in writing by the Company, shall not be deemed a termination of Service. However, if any such leave of absence taken by a Participant exceeds ninety (90) days, then on the one hundred eighty-first (181st) day following the commencement of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonqualified Stock Option, unless the Participant's right to return to Service is guaranteed by statute or contract.

        SECTION 15.    Amendments and Termination.    The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (i) which would impair the rights of an Participant under any Award theretofore granted, without the Participant's consent, or (ii) which, without the approval of the shareholders, would:

          (a)   except as is provided in Section 4 of the Plan, increase the total number of shares available for the purpose of the Plan;

          (b)   subsequent to the date of grant, decrease the option price of any Option to less than 100% (110% in the case of a 10% Owner of an Incentive Stock Option) of the Fair Market Value on the date of the granting of the Option;

          (c)   extend the maximum option period under Section 6(b) of the Plan;

          (d)   otherwise materially increase the benefits accruing to Participants under, or materially modify the requirements as to eligibility for participation in, the Plan; or

          (e)   violate any applicable law, rule or regulation enacted or promulgated by any governmental authority, securities exchange, market system or self regulatory organization.

        The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without such holder's consent. Notwithstanding the foregoing, the Board or the Committee may, in its discretion, amend the Plan or terms of any outstanding Award held by a person then subject to Section 16 of the Exchange Act without the consent of any holder in order to preserve exemptions under said Section 16 which are or become available from time to time under rules of the Securities and Exchange Commission.

        SECTION 16.    Unfunded Status of the Plan.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Stock; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

        SECTION 17.    Employment at Will.    Nothing contained in the Plan, or in any Award granted pursuant to the Plan, or in any agreement made pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by a Participating Company or its subsidiaries, nor interfere in any way with the right of a Participating Company or its subsidiaries to terminate the Participant's employment at will or change the Participant's compensation at any time.

        SECTION 18.    Additional Compensation Arrangements.    Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        SECTION 19.    Taxes.

        (a)   Participants shall make arrangements satisfactory to the Committee regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to any income which the Participant is required, or elects, to include in his gross income and the Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Anything contained herein to the contrary notwithstanding, the Committee may, in its sole discretion, authorize acceptance of Stock received in connection with the grant or exercise of an Award or otherwise previously acquired in satisfaction of withholding requirements.

        (b)   Notwithstanding any provisions to the contrary in this Section 19, an Insider may only satisfy tax withholding requirements with the settlement of a stock appreciation right or with shares of the Stock if he or she has held such stock or stock appreciation right for at least six (6) months or the cash settlement of the tax obligation occurs no earlier than six (6) months after the date of an irrevocable election made by an Insider.

        SECTION 20.    Standard Forms of Award Agreement.

        (a)   Award Agreements.    Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of notice of grant and a form of agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.

        (b)   Authority to Vary Terms.    The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

        SECTION 21.    Change in Control.

        (a)   Effect of Change in Control on Options and SARs.

          (1)   Accelerated Vesting.    The Committee, in its discretion, may provide in any Award Agreement evidencing an Option or SAR Award or, in the event of a Change in Control, may take such actions as it deems appropriate to provide, for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions and to such extent as the Committee shall determine.

          (2)   Assumption or Substitution.    In the event of a Change in Control, the Surviving Company, may, without the consent of any Participant, either assume the Company's rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and SARs (as the case may be) for the stock of the Surviving Company or other Person acquiring the Company's Voting Securities in such Change in Control (the "Acquirer"). Any Options or SARs which are not assumed or substituted in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

          (3)   Cash-Out of Options or SARs.    The Committee, in its discretion and without the consent of any Participant, may determine that, upon the occurrence of a Change in Control, each or any Option or SAR outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option or SAR (the "Spread"). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of their canceled Options and SARs as soon as practicable following the date of the Change in Control.

        (b)   Effect of Change in Control on Restricted Stock Awards.    The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award or, in the event of a Change in Control, may take such actions as it deems appropriate to provide, that the lapsing of the Restriction Period applicable to the shares subject to the Restricted Stock Award held by a Participant whose Service has not terminated prior to the Change in Control shall be accelerated effective immediately prior to the consummation of the Change in Control to such extent as the Committee shall determine.

        (c)   Effect of Change in Control on Restricted Stock Unit Awards.    The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award or, in the event of a Change in Control, may take such actions as it deems appropriate to provide, that the Restricted Stock Unit Award held by a Participant whose Service has not terminated prior to the Change in Control shall be settled effective as of the date of the Change in Control to such extent as the Committee shall determine.

        (d)   Effect of Change in Control on Performance Awards.    The Committee, in its discretion, may provide in any Award Agreement evidencing a Performance Award or, in the event of a Change in Control, may take such actions as it deems appropriate to provide, that the Performance Award held by a Participant whose Service has not terminated prior to the Change in Control or whose Service terminated by reason of the Participant's death or Disability shall become payable effective as of the date of the Change in Control to such extent as the Committee shall determine.

        (e)   Effect of Change in Control on Deferred Stock Awards, Other Stock-Based Awards and Deferred Compensation Awards.    The Committee, in its discretion, may provide in any Award Agreement evidencing a Deferred Stock Award, Other Stock-based Awards or a Deferred Compensation Award or, in the event of a change in the ownership of effective control or change in the ownership of a substantial portion of the Company's assets (as such terms are defined for purposes of Section 409A of the Code), may take such actions as it deems appropriate to provide that the Stock or Stock Units pursuant to such Award shall be settled effective as of the date of such change in ownership or effective control or change in ownership of a substantial portion of the Company's assets, to such extent as the Committee shall determine.

        (f)    Excise Tax Limit.    In the event that the vesting of Awards together with all other payments and the value of any benefit received or to be received by a Participant would result in all or a portion of such payment being subject to the excise tax under Section 4999 of the Code, then the Participant's payment shall be either (i) the full payment or (ii) such lesser amount that would result in no portion of the payment being subject to excise tax under Section 4999 of the Code (the "Excise Tax"), whichever of the foregoing amounts, taking into account the applicable federal, state, and local employment taxes, income taxes, and the Excise Tax, results in the receipt by the Participant, on an after-tax basis, of the greatest amount of the payment notwithstanding that all or some portion of the payment may be taxable under Section 4999 of the Code. All determinations required to be made under this Section 21(f) shall be made by the nationally recognized accounting firm which is the Company's outside auditor immediately prior to the event triggering the payments that are subject to the Excise Tax (the "Accounting Firm"). The Company shall cause the Accounting Firm to provide detailed supporting calculations of its determinations to the Company and the Participant. All fees and expenses of the Accounting Firm shall be borne solely by the Company. The Accounting Firm's determinations must be made with substantial authority (within the meaning of Section 6662 of the Code). For the purposes of all calculations under Section 280G of the Code and the application of this Section 21(f), all determinations as to present value shall be made using 120 percent of the applicable Federal rate (determined under Section 1274(d) of the Code) compounded semiannually, as in effect on December 30, 2004.

        SECTION 22.    Compliance With Securities Law.    The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation, warranty or covenant with respect thereto as may be requested by the Company.

        SECTION 23.    Miscellaneous Provisions.

        (a)   Deferrals of Payment.    In addition to the grant of Deferred Stock Awards or Deferred Compensation Awards under Section 11 or 13 of the Plan, the Committee may in its discretion permit a Participant to defer the receipt of payment of cash or delivery of shares of Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

        (b)   Repurchase Rights.    Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such repurchase options or transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such repurchase options or transfer restrictions.

        (c)   Provision of Information.    Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common shareholders.

        (d)   Rights as Employee, Consultant or Director.    No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Officer, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant's Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee's employer or that the Employee has an employment relationship with the Company.

        (e)   Rights as a Shareholder.    A Participant shall have no rights as a shareholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4(c) or another provision of the Plan.

        (f)    Fractional Shares.    The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award; provided, however, that if the Company does not issue fractional shares upon the exercise or settlement of any Award, it shall make a cash payment equal to the Fair Market Value of such fractional shares unless such fractional shares are rounded up.

        (g)   Severability.    If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

        (h)   Beneficiary Designation.    Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. If a married Participant designates a beneficiary other than the Participant's spouse, the effectiveness of such designation may be subject to the consent of the Participant's spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant's death, the Company will pay any remaining unpaid benefits to the Participant's legal representative.

        (i)    Choice of Law.    Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of New Jersey, without regard to its conflict of law rules.

        SECTION 24.    Effective Date of the Plan.    The Plan shall be effective on the date it is approved by the vote of the holders of a majority of all outstanding shares of Stock.

        SECTION 25.    Term of the Plan.    No Award shall be granted pursuant to the Plan after May 19, 2015, but Awards theretofore granted may extend beyond that date.

MEDAREX, INC.
707 State Road
Princeton, New Jersey 08540

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

May 19, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned hereby appoints DONALD L. DRAKEMAN and CHRISTIAN S. SCHADE and each of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all shares of Common Stock of Medarex, Inc. held of record by the undersigned on March 22, 2005, at the Annual Meeting of Shareholders to be held on May 19, 2005, and any adjournments thereof, hereby revoking all previous proxies, with all powers the undersigned would possess if present, on all matters mentioned in the Notice of Annual Meeting dated April 8, 2005, as follows:

INSTRUCTIONS: MARK ONLY ONE BOX FOR EACH NUMBERED MATTER

        The following matters have been proposed by the Company:

  (1)
  The election of two Class II Directors each to serve for a term to expire in 2008—Nominees: Mr. Michael A. Appelbaum and Dr. Patricia M. Danzon.

  (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) on the line below).

☐	FOR nominee(s) listed	☐	WITHHOLD AUTHORITY to vote for nominee(s)

  (2)
  The approval of our 2005 Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN
  (3)
  The ratification of the selection by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN
  (4)
  In their discretion, to vote upon such other business as may properly come before the Annual Meeting.

    UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

Please mark, date, sign and return this Proxy promptly, using the enclosed envelope.

DATED: , 2005
Month Day

Signature

Please sign exactly as name appears hereon, indicating official position or representative capacity, if any. If shares are held jointly, both owners must sign.

I plan to attend the meeting.

☐ YES ☐ NO

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

QuickLinks

Notice of Annual Meeting of Shareholders To Be Held May 19, 2005
TABLE OF CONTENTS
INFORMATION ABOUT THE MEETING
OWNERSHIP OF COMPANY STOCK
  PROPOSAL 1—ELECTION OF DIRECTORS
  Information Regarding the Board and its Committees
  Corporate Governance
  Report of the Audit Committee
  Executive Compensation
  PROPOSAL 2—APPROVAL OF OUR 2005 EQUITY INCENTIVE PLAN
  PROPOSAL 3—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
APPENDIX A Medarex Corporate Governance Guidelines
APPENDIX B MEDAREX, INC. 2005 EQUITY INCENTIVE PLAN